      As Filed With the Securities And Exchange Commission on June 30, 2000

                                    Investment Company Act File No. 811-________



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
         AMENDMENT NO. __                                            [ ]

                               ------------------

                  NICHOLAS-APPLEGATE EMERGING COUNTRIES SERIES
             (Exact Name of Registrant as Specified in its Charter)

                    c/o Nicholas-Applegate Capital Management
                                600 West Broadway
                               San Diego, CA 92101
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (619) 687-8000

                           Charles H. Field, Jr., Esq.
                      Nicholas-Applegate Capital Management
                                600 West Broadway
                               San Diego, CA 92101
                     (Name and Address of Agent for Service)

                                   Copies To:

                              Jane A. Kanter, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

                              CROSS REFERENCE SHEET


                                                          LOCATION IN PROSPECTUS
N-2 ITEM NO.  CAPTION

              PART A*

    1.        Outside Front Cover Page....................Not Applicable
    2.        Inside Front and Outside Back ..............Not Applicable
    3.        Fee Table and Synopsis......................The Company
    4.        Financial Highlights........................Not Applicable
    5.        Plan of Distribution........................Not Applicable
    6.        Selling Shareholders........................Not Applicable
    7.        Use of Proceeds.............................Not Applicable
    8.        General Description of the Registrant.......Investment Objective
                                                          and Policies;
                                                          Additional Investment
                                                          Policies; and
                                                          Appendix A
    9.        Management..................................The Company
    10.       Capital Stock, Long-Term Debt, and
              Other Securities............................The Company; The
                                                          Operating Agreement
    11.       Defaults and Arrears on Senior Securities...Not Applicable
    12.       Legal Proceedings...........................Not Applicable
    13.       Table of Contents of the Statement of
              Additional Information......................Not Applicable

              PART B*

    14.       Cover Page .................................Not Applicable
    15.       Table of Contents ..........................Not Applicable
    16.       General Information and History.............The Company
    17.       Investment Objective and Policies...........Investment Objective
                                                          and Policies;
                                                          Additional Investment
                                                          Policies; and
                                                          Appendix A
    18.       Management..................................The Company
    19.       Control Persons and Principal Holders
              of Securities...............................Not Applicable
    20.       Investment Advisory and Other Services......
    21.       Brokerage Allocation and Other Practices....Brokerage Transactions
    22.       Tax Status..................................Certain Tax
                                                          Considerations
    23.       Financial Statements........................Appendix B: Audited
                                                          Financial Statements
                                                          and Supplementary
                                                          Information

*The information required in Part A and Part B is set forth in the Prospectus (Part A) under the caption noted. There is no Part B (Statement of Additional Information.)

Prospectus
Dated as of June 30, 2000.               Investment Company Act No. 811________


-------------------------------------------------------------------------------
                  NICHOLAS-APPLEGATE EMERGING COUNTRIES SERIES
-------------------------------------------------------------------------------
                                600 West Broadway
                           San Diego, California 92101
                                 (619) 687-8000
                       ----------------------------------

Nicholas-Applegate Emerging Countries Series ("Emerging Countries Series") is one of the investment portfolios of Nicholas-Applegate Institutional Investors Fund, LLC ("Company"), a Delaware limited liability company. The Emerging Countries Series invests in a diversified portfolio of equity securities of issuers located in countries with emerging securities markets. Nicholas-Applegate Capital Management is the investment manager ("Manager") of the Company and each of its investment portfolios.

                       -------------------------------------

THE MEMBERSHIP INTERESTS IN THE EMERGING COUNTRIES SERIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE IN THE UNITED STATES, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF BY AN INVESTOR WITHOUT THE PRIOR WRITTEN CONSENT OF THE MANAGER.

                       ----------------------------------

This Prospectus has been prepared in connection with the private placement of the Membership Interests in the Emerging Countries Series offered hereby and does not constitute an offer or solicitation by anyone in any jurisdiction in which such an offer or solicitation is not authorized or in which the making of such an offer or solicitation would be unlawful. This Prospectus constitutes an offer only if a name and Prospectus number appear in the appropriate spaces provided below.

--------------------------------------      ------------------------------------
Name of Offeree                                      Prospectus Number



PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH POOLS WHOSE PARTICIPANTS ARE LIMITED TO QUALIFIED ELIGIBLE PARTICIPANTS, AN OFFERING MEMORANDUM FOR THIS POOL IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A POOL OR UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS OFFERING OR ANY OFFERING MEMORANDUM OR PROSPECTUS FOR THIS POOL.

-------------------------------------------------------------------------------
                            TABLE OF CONTENTS
-------------------------------------------------------------------------------

SUMMARY OF THE OFFERING.......................................................i
SUMMARY OF EXPENSES.........................................................iii
INVESTMENT OBJECTIVE AND POLICIES.............................................1
FUNDAMENTAL POLICIES AND RESTRICTIONS.........................................2
RISK CONSIDERATIONS...........................................................2
BROKERAGE TRANSACTIONS........................................................6
THE COMPANY...................................................................7
THE OPERATING AGREEMENT......................................................12
ADDITIONAL INVESTMENT POLICIES...............................................14
CERTAIN TAX CONSIDERATIONS...................................................19
CERTAIN ERISA CONSIDERATIONS.................................................30
THE OFFERING.................................................................31
ADDITIONAL INFORMATION.......................................................32
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.....................Appendix A
AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTARY
     INFORMATION.....................................................Appendix B
OPERATING AGREEMENT..................................................Appendix C


Any reproduction or distribution, in whole or in part, of this Prospectus, by any person other than the person whose name appears on the cover of the Prospectus is strictly prohibited. By accepting this Prospectus, the recipient agrees to return the same promptly in the event of a decision not to make an investment in the Emerging Countries Series.

-------------------------------------------------------------------------------
                            SUMMARY OF THE OFFERING
-------------------------------------------------------------------------------


         The following information summarizes certain information contained in this Prospectus. Please review carefully the entire Prospectus and the Exhibits before investing in the Emerging Countries Series.

The Company    Nicholas-Applegate Institutional Investors Fund, LLC (the
               "Company) is a Delaware limited liability company comprised of a number of investment portfolios. Only the Nicholas-Applegate
               Emerging Countries Series ("Series"), discussed herein, is registered as a diversified closed-end management investment company under the Investment Company Act of 1940 ("1940 Act").
               See "The Company." Interests in the Series ("Membership
               Interests") are not registered under the Securities Act of 1933, as amended ("1933 Act"), or the laws of any state in the United
               States.

Investment     The Series seeks to maximize long-term capital appreciation. It
Objective      invests in a diversified portfolio of equity securities of issuers located in emerging markets. See "Investment Objective and Policies."

The Offering   Membership Interests in the Series are sold in a continuous offering to a maximum of 100 "Members." Each Member must be an "accredited investor", as defined in Regulation D under the 1933
               Act. The minimum initial investment is $10,000,000 and the minimum subsequent investment is $100,000, subject to waiver at the discretion of the Manager. See "The Offering."

The Manager,   Nicholas-Applegate Capital Management is the Manager,
Shareholder    shareholder recordkeeper and transfer agent of the
Recordkeeper   Company and the Series. The Manager currently manages
and Transfer   approximately $40 billion of discretionary assets for
Agent          institutional and other clients.  See "The Company" and
               "The Operating Agreement."

Allocations    Profits and losses attributable to the Series for each month are
of Profits     allocated to the Members investing in the Series pro rata in
and Losses     proportion to the value of their capital accounts in the Series at the beginning of the month. See "The Operating Agreement."

Fees and       The Series pays the Manager a quarterly investment management fee
Expenses       pursuant to an investment management agreement (based on the
               Series' average daily net assets) at the annual rate of 1.00% on the first $100 million, 0.95% on the next $250 million, 0.90% on the next $250 million, and 0.85% thereafter. The Series will also pay all of its other operating expenses including legal, accounting, administrative, shareholder recordkeeping, transfer agency, and custodial fees and expenses. See "The Operating
               Agreement."

Placement      Nicholas-Applegate Securities, a California limited partnership,
Agent          serves as exclusive placement agent for the Series without compensation from the Company or the Series. It will bear its own costs associated with its duty as placement agent.

Additions      A  Member  may add to his or her investment as of the first
and            business day of any calendar  month. Each Member may also tender
Withdrawals    for redemption all or any part of his or her Membership Interests
(Redemptions)  in the Series as of the end of any calendar month upon thirty
               (30) calendar days prior written notice to the Manager. Payment of redemption proceeds may be delayed if necessary to permit orderly liquidation of portfolio securities, but only in accordance with the provisions of the 1940 Act. The Series may also pay all or a portion of any redemption proceeds by distribution of portfolio securities to the requesting Member.
               See "The Operating Agreement."

Transaction    A fee of up to 2% of capital contributions and 1% of
Fee            withdrawals may be charged to a Member in connection with
               substantial capital contributions or redemptions by the Member, in order to ensure that the actual portfolio transaction costs incurred in connection with the investment or disposition of portfolio securities with respect to that Member will be allocated to that Member.

Investment     Investment in the Series involves significant risks and is
Risks          suitable only for persons who have limited need for liquidity of their investment. No assurance exists that the Series will achieve its investment objective. See "Risk Considerations."

Distributions  The Series does not anticipate distributing earnings on a current basis.

Reports Members will receive monthly account reports prepared by the Company.

Taxes The Series does not intend to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). Rather, the Series intends to qualify and be treated, for federal income tax purposes, as a partnership under the Code. As such, the Series does not expect to be subject to federal income tax as an entity; instead, each Member will be required to report, for federal income tax purposes, its distributive share of the Series' taxable income or loss
               (or items thereof), in accordance with the information supplied by the Company to the Member. Potential investors should consult their own tax advisors about the tax consequences of investing in the Series. See "Certain Tax Considerations."

Custodian      Brown Brothers Harriman & Company, 40 Water Street, Boston,
Administrator, MA, serves as Custodian, Administrator, Foreign Custody Manager
Foreign        and Fund Accounting for the Series.
Custody
Manager
and Fund
Accounting
Agent


--------------------------------------------------------------------------------
                           SUMMARY OF EXPENSES
--------------------------------------------------------------------------------


         The following table illustrates the estimated maximum expenses and fees that the Series may be expected to incur and that Members in the Series may bear.

         MEMBER TRANSACTION EXPENSES

         Sales load ..............................................  none
         Dividend reinvestment plan fees .........................  none
         Capital contribution fee
         (as a percentage of the contributed amount) ............. 2.00%
         Maximum redemption fee
         (as a percentage of the redemption amount) .............. 1.00%

ANNUAL EXPENSES (as a percentage of net assets attributable to Membership
Interests)

         Investment Management fees....................  1.00%
         Shareholder servicing fees....................  none
         Other expenses................................  0.40%
         Total Annual Operating Expenses...............  1.40%
         Estimated Fee Waivers and/or Reimbursements... (0.15%)
         Net Annual Operating Expenses.................  1.25%


         The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a Member of the Series. "Total Annual Operating Expenses" are based upon estimates of expenses for the fiscal year ending June 30, 2001. The Manager has entered into a contractual agreement with the Company under which it has agreed to waive or reduce its fees and to assume other expenses of the Series, if necessary, in an amount that limits the "Net Annual Operating Expenses" (exclusive of Member transaction expenses, interest, taxes, brokerage fees and commissions, the Series' proportionate share of expenses of the Mauritius Subsidiary and other extraordinary expenses) to not more than 1.25% of the average daily net asset of the Series. See "Expense Limitation Agreement" for more detailed information. For a more complete description of the various costs and expenses of the Series, see "The Company."

         EXAMPLE                          1 YEAR                3 YEARS
         -------                          ------                -------

You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:              $14.70                $16.21

         The Series' actual rate of return may be greater or less than the hypothetical 5% shown in the Example above.

--------------------------------------------------------------------------------
                     INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


OBJECTIVE

         The investment objective of the Series is to seek to maximize long-term capital appreciation. While there is no assurance that the Series will achieve its investment objective, it endeavors to do so by following the policies described in this Prospectus.

POLICIES AND PORTFOLIO LIMITATIONS

         Nicholas-Applegate Capital Management ("Manager") will invest at least 80% of the total assets of the Series in equity securities of issuers domiciled or which have their principal place of business in countries with emerging securities markets - that is, countries with securities markets which are, in the opinion of the Manager, emerging as investment markets but have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by foreign investors. The Series currently expects to invest in issuers located in some or all of the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, Sri Lanka, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. At the discretion of the Manager, the Series may also invest in other countries with emerging securities markets.

         Under normal market conditions, the Series will invest in securities of issuers located in at least three different countries. However, the Series is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. The Manager currently selects portfolio securities for the Series from an investment universe of approximately 6,000 foreign issuers in 33 emerging markets.

         In addition, the Series may invest up to 20% of its total assets in securities of issuers that are not domiciled or do not have their principal places of business in emerging market countries, but that have or will have substantial assets in emerging market countries, or derive or expect to derive a substantial portion of their total revenues from either goods and services produced in, or from sales made to persons or entities in emerging market countries.

         Under normal market conditions, at least 80% of the Series' total assets will be invested in equity securities (common and preferred stocks, warrants and securities convertible into equity securities). The remainder of the Series' total assets will be invested in cash and cash equivalents, including money market securities of foreign companies and foreign governments and their agencies and instrumentalities, as well as other securities and instruments described below.

         The Series intends to invest principally in securities that are listed on a bona fide securities exchange or are actively traded in an over-the-counter market (either within or outside the issuer's domicile country). The Series will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Manager to be fully exchangeable into United States dollars without significant legal restriction. The Series may purchase securities issued by the government of, or a company located in, one nation but denominated in the currency of another nation (or in a multinational currency unit).

MAURITIUS SUBSIDIARY

         Under various double taxation treaties between various Asian countries (e.g., China or India), companies residing in Mauritius are exempt from capital gains taxes that these Asian countries would otherwise impose. To avail itself of the tax relief provided under these treaties, the Series invests in certain Asian securities markets through the Nicholas-Applegate Southeast Asian Fund, Ltd., a subsidiary of the Series with offices located at Les Cascades, 3rd Floor, Edith Cavell Street, Port Louis, Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary is an "Offshore Company" for purposes of the Mauritius Offshore Business Activities Act 1992 and has a certificate of tax residence from the Commissioner of Income Tax in Mauritius. There is no assurance that the tax treaties currently in place will remain so in future years. If any of the countries rescind their respective treaties, the Series may not be able to avail itself of treaty benefits and may be subject to retroactive taxes.

         The Directors of the Mauritius  Subsidiary are: E. Blake Moore,
Jr., Charles H. Field,  Jr., John J.P.  McDonnell,  K. Dev Joory, and Couldip
B. Lala. International Financial Services Limited, Les Cascades, 3rd Floor, Edith Cavell Street, Port Louis, Mauritius, provides company management services to the Mauritius Subsidiary as administrator, registrar and secretary.

--------------------------------------------------------------------------------
                     FUNDAMENTAL POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------


         The Company has adopted certain fundamental investment policies and restrictions on behalf of the Series that cannot be changed without the affirmative vote of a "majority of the outstanding shares" of the Series (as defined in the 1940 Act). These policies and restrictions are described in Appendix A to this Prospectus.

--------------------------------------------------------------------------------
                             RISK CONSIDERATIONS
--------------------------------------------------------------------------------


         Investment in the Series involves significant risks, including those described below.

GENERAL

         Membership Interests in the Series may be deemed speculative. The Series is for sophisticated investors who can bear a loss of their investment in the Series, who do not need regular current income, and who can accept a high degree of risk in their investments.

RISKS OF EQUITY SECURITIES

         As noted above, the Series will invest primarily in equity securities, including common stocks and preferred stocks. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in the issuer's financial condition and prospects and on overall market and economic conditions. In addition, the Series may invest in equity securities of growth companies, cyclical companies, companies with smaller market capitalizations or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. The Series' portfolio value can be expected to experience above-average fluctuations, as above-average risk is assumed by the Series in investing in growth companies seeking higher than average growth in capital.

RISK OF SMALL OR NEW COMPANIES

         Small companies and new companies (defined as having a net worth of at least $25 million net worth at time of purchase) often have limited product lines, markets or financial resources, and may depend on one or few key persons for management. The securities of such small or new companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects.

FOREIGN INVESTMENT CONSIDERATIONS

         There are special risks associated with the Series' investments in securities of foreign companies and governments, which are in addition to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Series. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission ("SEC") and such issuers generally will not be subject to reporting requirements under U.S. federal securities laws. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Series than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Series will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Manager to be fully exchangeable into U.S. dollars without significant legal restriction.

SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS INVESTMENTS

         Investments by the Series in securities issued by the governments of emerging market countries and by companies within those countries involves greater risks than other foreign investments. Investments in emerging or developing markets may involve exposure to economic and legal structures that are less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property). Investments in emerging or developing market countries may also involve exposure to political systems that are less stable than those of more developed countries. Investment in emerging or developing market countries may also include the following additional risks: relatively unstable governments, higher degrees of government involvement in the economy; the absence of capital market structures or market-oriented economies; economies based on only a few industries; securities markets that trade only a small number of securities; restrictions on foreign investment in stocks; and significant foreign currency devaluations and fluctuations. In addition, issuers of foreign debt obligations or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or principal when due in accordance with the terms of the debt obligation.

         Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Series being forced to purchase securities at substantially higher prices than the current market or to sell securities at much lower prices than the current market.

         As a result of the factors described above, the value of the Series' portfolio is expected to be volatile, investment in the Series should be considered speculative, and investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Because of the risks associated with international equity investments and emerging markets in particular, the Series is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.

SPECIAL HEDGING CONSIDERATIONS

         The Series will only utilize hedging techniques in order to seek to manage the Series' currency risk. Such hedging techniques include the use of options on currency futures contracts, currency futures contracts and forward foreign currency exchange contracts. There are, however, special risks associated with the use of those hedging techniques. There can be no guaranty of a correlation between price movements in the hedging vehicle and in the currency or securities being hedged. A lack of correlation could result in a loss on both the hedged currency or securities in the Series and the hedging vehicle, so that the Series' return might have been better had the hedging technique not been attempted. In addition, a decision as to whether, when and how to use options, futures contracts and forward foreign currency exchange contracts involves the exercise of skill and judgment that are different from those needed to select portfolio securities. Consequently, even a well-conceived hedging transaction may be unsuccessful to some degree because of unexpected market behavior, currency fluctuations or interest rate trends. If the Manager is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, the Series may be in a worse position than if the Series had not engaged in options, futures contracts or forward foreign currency exchange contracts. The potential loss incurred by the Series in writing options on futures may be unlimited. The Manager is experienced in the use of options, futures contracts and forward foreign currency exchange contracts as hedging techniques.

         There can be no assurance that a liquid market will exist at a time when the Series seeks to close out an option position or futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist for those instruments. Lack of a liquid market may prevent the Series from liquidating an unfavorable position and the Series would remain obligated to meet margin requirements until the position is closed.

ILLIQUIDITY

         An investment in the Series should be considered to be illiquid in view of the fact that redemption rights with respect to Membership Interests are limited, as described herein. In this regard, Membership Interests are not registered as securities under the 1933 Act and are not publicly tradable and, therefore, an investment in the Series is relatively illiquid, except for permissible redemptions by the Series. A subscription for Membership Interests should be considered only by persons who do not anticipate any short-term need for their funds.

RISK RELATING TO VOLUNTARY WITHDRAWAL OF THE MANAGER

         In the event of the voluntary withdrawal of the Manager from the Series, the Board will seek to find a new inve stment manager or to approve the winding up of the Series' affairs and the liquidation of the Series, as permitted in accordance with the Operating Agreement and the provisions of the 1940 Act. This could result in termination of a Member's Interest in the Series at a time when the Member might not otherwise wish to do so.

TAX RISKS

         There are a number of tax considerations with respect to an investment in the Series. (See "Certain Tax Considerations. ") In particular, investors should be aware that they will be taxed annually on the Series' income and realized gains, if any, whether or not they receive any cash distributions from the Series. This is particularly important because the Series does not anticipate distributing earnings on a current basis.



AUDIT RISKS

         An audit of a tax return of the Series for any given year might result in an adjustment to the Members' tax liability for the year in question. Furthermore, such an audit might result in the audit of the tax return of each Member and could result in the adjustment of certain items.

         The cost of an audit, if any, at the Series level will be borne by the Series, and the cost of any resulting audits of a Member's tax returns will be borne solely by the affected Member.

PORTFOLIO TURNOVER RISK

         The annual portfolio turnover rate for the Series may exceed 200%. A high rate of portfolio turnover will result in the Series paying greater brokerage commissions on equity securities transactions (other than those effected with dealers on a principal basis) than would otherwise be the case, which will be borne directly by the Series and ultimately by its Members. High portfolio turnover should not result in the Series paying greater brokerage commissions on debt securities as most transactions in debt securities are effected with dealers on a principal basis. However, debt securities, as well as equity securities traded on a principal basis, are subject to mark-up by the dealers. High portfolio turnover may also result in the realization of substantial net capital gains, and any distributions derived from such gains may be treated as ordinary income for federal tax purposes.

         PORTFOLIO TRANSACTION EXPENSES

         Transaction costs incurred when purchasing or selling stocks of foreign companies can be extremely high, as a result of less competition among brokers, lower utilization of technology by exchanges and brokers, and less liquid markets than those for stock of issuers in developed countries. These costs include brokerage costs, exchange fees and stamp taxes, and market impact costs (the decrease in market prices which may result when the Series sells thinly traded stocks).

--------------------------------------------------------------------------------
                         BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------


         In executing portfolio transactions for the Series, the Manager will seek to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Emerging Countries Series invests may be traded in the over-the-counter markets, and the Series will deal directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates. While the Manager generally seeks reasonably competitive commission rates, the Series does not necessarily pay the lowest commissions available.

         The Series, Company or Manager has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information and other research services and products to the Manager may receive orders for transactions by the Series. Brokerage houses customarily provide institutional investors, such as the Manager, with items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions.

Receipt of these items may reduce the expenses of the Manager. In addition, they may be useful to the Manager in providing services to clients other than the Series, and the Manager may not use all such items in connection with the Series. Similarly, items provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Series. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers in order to secure the information, services and products described above.

         Although the Manager makes investment decisions for the Series independently from its other accounts, investments of the kind made by the Series may often also be made by such other accounts. When the Manager purchases or sells the same security at substantially the same time on behalf of the Series and one or more of its other accounts, the Manager allocates available investments in its discretion by such means as, in its judgment, will result in fair and equitable treatment to all such accounts. The Manager aggregates orders for purchases and sales of securities of the same issuer on the same day by the Series with its other managed accounts, and the price paid to or received by the Series and those accounts is the average price obtained in those orders. In some cases, such aggregation and allocation procedures may adversely affect the price paid or received by the Series or the size of the position purchased or sold by the Series.



--------------------------------------------------------------------------------
                               THE COMPANY
--------------------------------------------------------------------------------


         The Company is a Delaware limited liability company which commenced operation in March 1997. It is currently comprised of three investment portfolios, including the Series. Only the Series is registered as a closed-end management investment company under the 1940 Act. Membership Interests in the Series are not registered under the 1933 Act or the laws of any state or jurisdiction in the United States.

         The Board of Trustees ("Board") has overall responsibility for the management and supervision of the operation of the Company and the Series. The Board has approved the investment objectives, policies and investment restrictions for the Series and the investment management agreement for the Series. The Board has also approved other necessary agreements for the Series. In this regard, the Board holds the same authority and responsibility customarily held by a board of directors of a registered investment company organized as a corporation. The members of the Board will not contribute to the investment management of the Series nor will they contribute capital to the Company. The Board, may however, purchase Membership Interests in the Series, subject to the eligibility requirements described herein.

The names, addresses and ages of the Trustees and principal officers of the Company, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk (*) are "interested persons" of the Company (as defined by the 1940 Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

         JOHN J.P. MCDONNELL (48), PRESIDENT. Chief Operating Officer, Nicholas-Applegate Capital (since July 1998). Formerly, Chief Financial Officer, American Express Travel Related Services New York (April 1978-1998).

         ARTHUR E. NICHOLAS *(52), TRUSTEE AND CHAIRMAN OF THE BOARD. Managing Partner, Nicholas-Applegate Capital Management (since 1984), and Chairman/President Nicholas-Applegate Securities. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company (since 1987); President and Chairman of the former Nicholas-Applegate Mutual Funds (until 1999).

         WALTER E. AUCH (77), TRUSTEE. 6001 North 62nd Place, Paradise Valley, Arizona. Brinson Funds (since 1994), Salomon Smith Barney Concert Series (since 1996); Advisors Group (since 1997); Smith Barney Trak Fund (since 1992); Pimco Advisors L.P., an investment manager (since 1994); and Banyan Realty Fund (since 1988) Legena Properties Fund (since 1987); and Somele Group (since 1988), real estate investment trusts. Formerly, Chairman and Chief Executive Officer, Chicago Board of Options Exchange (1979-1986); Senior Executive Vice President, Director and member of the Executive Committee, PaineWebber, Inc. (until 1979). Trustee of the former Nicholas-Applegate Mutual Funds (until 1999).

         DARLENE DEREMER (43), TRUSTEE. 155 South Street, Wrentham, Massachusetts. Darlene DeRemer is Managing Director of NewRiver Investor Communications, Inc.'s Internet Advisory Services Division. Prior to merging with NewRiver in March 2000, Darlene was president and Founder, DeRemer Associates, a strategic and marketing consulting firm for the financial services industry (since 1987). Formerly, Vice President and Director, Asset Management Division, State Street Bank and Trust Company, now referred to as State Street Global Advisers, (from 1982-1987), and Vice President, T. Rowe Price & Associates (1979-1982); Director, Jurika & Voyles Fund Group (since 1994), Founding member and Director, National Defined Contribution Council (since 1997); Trustee, Boston Alzheimer's Association (since 1998); Member, Boston Club (since 1998); Founder Mutual Fund Cafe Website. Editorial Board, National Association of Variable Annuities (since 1997). Nicholas-Applegate Strategic Opportunities Ltd. (since 1994), and King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). Trustee of the former Nicholas-Applegate Mutual Funds (until 1999).

         GEORGE F. KEANE (70), TRUSTEE. 7400 Eaton Court, University Park, Florida 34201, President Emeritus, The Common Fund, a non-profit investment management organization representing educational institutions (since 1993), after serving as President (from 1971-1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director, Northern Trust of Connecticut (since 1991); Consultant, Associated Energy Managers (since 1994); Director, The Braswell Funds, Inc. (since 1994); Director and former Chairman of the Board, Trigan Energy Corporation (since 1994); Director Universal Stainless & Alloy Products Inc. (since 1994). Director, United Water Services and affiliated companies (since 1996); Director, Security Capital U.S. Real Estate (since 1997); Director, The Universal Bond Fund (since
1997). Formerly, President, Endowment Advisers, Inc. (1987 - 1992); Trustee of the former Nicholas-Applegate Mutual Funds (until 1999).

         E. BLAKE MOORE, JR. (42), SECRETARY. General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since 1993); Treasurer (1998-1999) and Secretary (1994-1999), the former Nicholas-Applegate Mutual Funds.

         C. WILLIAM MAHER (39), TREASURER. Chief Financial Officer, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since 1999). Formerly, Chief Financial Officer, Mitchell Hutchins Asset Management, Inc. (1990-1998); Treasurer of the former Nicholas-Applegate Mutual Funds (1999).

         CHARLES H. FIELD, JR., (45), ASSISTANT SECRETARY. Assistant Secretary, Deputy General Counsel, Nicholas-Applegate Capital Management (since 1996). Prior to that he was employed by Federated Investors in Pittsburgh, Pennsylvania. Director, Nicholas-Applegate Strategic Opportunities Fund and Nicholas-Applegate U.S. Growth Equity Fund (since
1996); Director, Nicholas-Applegate Southeast Asia Fund and Torrey Pines, Ltd (since 2000); Assistant Secretary, Nicholas-Applegate Institutional Funds (since 1996); Assistant Secretary to the former Nicholas-Applegate Mutual Funds (1996-1999).

         Each Trustee that is not an officer or affiliate of the Company or Manager, receives an aggregate annual fee of $3,000 for services rendered as a Trustee of the Company and $1,000 for each meeting attended. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

COMPENSATION TABLE

         The following table provides an estimate of the aggregate compensation to be paid by the Company for the current fiscal year ending March 31, 2001, to the Trustees who are not affiliated with the Manager and the total compensation previously paid to such Trustees for the fiscal year ended March 31, 2000, for service on the Company's Board and that of all other series of registered investment companies for which the Manager serves as sponsor.



---------------------------------------------------------------------------------------------------------------------
         Name                 Aggregate        Pension or Retirement    Estimated Annual    Total Compensation from
                          Compensation from     Benefits Accrued as       Benefits Upon         the Company and
                             the Company          Part of Company          Retirement          Company's Complex
                                                     Expenses                                  Previously Paid to
                                                                                                   Trustees
---------------------------------------------------------------------------------------------------------------------

Walter E. Auch                 $7,000                  None                    N/A                  $17,000
Darlene DeRemer                 $7,000                 None                    N/A                  $18,000
George F. Keane                $7,000                  None                    N/A                  $18,000


CODE OF ETHICS

         Pursuant to Rule 17j-1 under the 1940 Act, the Company, the Manager, and the Company's placement agent have adopted a combined code of ethics. That code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Series, subject to certain reporting requirements and restrictions. The code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room is available by calling 1-202-942-8090. Each code of ethics is also available on the SEC's Internet site (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

THE MANAGER

         The Manager of the Company is Nicholas-Applegate Capital Management, 600 West Broadway, San Diego, California 92101. Subject to the oversight and control of the Board, and in accordance with the investment management agreement with the Company, on behalf of the Series, the Manager has control over and is responsible for the day-to-day management and operation of the Company, including the Series, and has the authority to admit Members to the Series. The investment management agreement with the Manager will terminate in the event of an assignment. The investment management agreement will continue for two years from the date of the commencement of operations of the Series. It will continue for annual periods subsequent to the initial two-year period subject to the approval of the Board, including a majority of the Board who are not considered "interested persons" under the 1940 Act.

         The Manager currently manages approximately $40 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Manager was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 22 other partners manage a staff of approximately 500 employees.

         The Company and the Series are managed under the general supervision of Mr. Nicholas, who has been the chief executive officer of the Manager since its organization. The Manager's global management team headed by Catherine Somhegyi and Lawrence S. Speidell, partners of the Manager, is responsible for the day-to-day management of the Series' portfolio investments.

MANAGEMENT FEE

         The Manager's annual investment management fee, based on the Series' average daily net assets, is 1.00% on the first $100 million, 0.95% on the next $250 million, 0.90% on the next $250 million, and 0.85% thereafter, payable quarterly. The Manager may, on occasion, compensate persons who have provided introductions to the Manager. All such arrangements will be fully disclosed to potential Members or investors in the Series. The Manager also serves as shareholder recordkeeper and transfer agent for the Series at no additional cost to the Series.

EXPENSES

         The Series bears all expenses of its organization and operation (other than fees and expenses specifically assumed by the Manager), including expenses incurred in the purchase and sale of its investments and the custody of its assets as well as the allocation of general expenses not attributable to any specific portfolio of the Company. The Company's general expenses may include, among others, legal expenses, accounting, and administrative fees and expenses, as determined by the Board in its sole discretion.

EXPENSE LIMITATION AGREEMENT

         In the interest of limiting expenses of the Series, the Manager has entered into an expense limitation agreement with the Company with respect to the Series ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the net annual operating expenses of the Series (other than Member transaction expenses, interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the Series' proportionate share of expenses of the Mauritius Subsidiary of the Series, and other extraordinary expenses not incurred in the ordinary course of the Series' business) are limited to 1.25% of the Series' average daily net assets.

         The Series may at a later date, as described below, reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Series has reached a sufficient asset size to permit such reimbursement to be made without causing the net annual operating expenses of the Series to exceed 1.25% of the Series' average daily net assets. Consequently, no reimbursement by the Series will be made unless: (i) the Series' net annual operating expenses are less than 1.25% of the Series' average daily net assets; and
(ii) the payment of such reimbursement has been approved by the Company's Board of Trustees on a quarterly basis.

         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Series during any of the previous three (3) fiscal years, less any reimbursement that the Series has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Series.

DISTRIBUTIONS

         The Company does not expect to make distributions of current earnings to its Members. See "The Operating Agreement" for a description of procedures for redemptions or withdrawals of capital by Members.

CALCULATION OF ASSET VALUE

         The Manager calculates the value of the Series' assets at the end of each calendar month, by subtracting all liabilities (including accrued estimated expenses on an annual basis) from the total assets of the Series' portfolio securities, as determined by the Manager.

         Investment securities that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 p.m. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Manager best to reflect fair value. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Manager. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

         Debt obligations are valued at the quoted bid prices for such securities on the day the securities are being valued or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a pricing service will be used. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.

         Currency futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

         Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which asset value is not calculated. The calculation of asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of asset value unless the Manager deems that the particular event would materially affect asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the spot exchange rates at 12:00 p.m. New York time or at such other rates as the Manager may determine to be appropriate in computing asset value.

         Securities and assets for which market quotations are not readily available, or for which the Manager determines that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by the Series' valuation committee, after consultation with the Manager, and in accordance with valuation procedures and guidelines approved by the Board.

-------------------------------------------------------------------------------
                           THE OPERATING AGREEMENT
-------------------------------------------------------------------------------


         The operations of the Series are governed by the Company's First Amended and Restated Operating Agreement ("Operating Agreement"), to which each Member will become a party upon his or her admission as a Member of the Series. The following summarizes certain provisions of the Operating Agreement, in addition to those described above. Please review carefully the full Operating Agreement, attached as Appendix C to this Prospectus, before investing in the Series.

POWERS OF THE BOARD

         Subject to the oversight and control of the Board, and in accordance with the investment management agreement, the Manager has the discretion to manage the investments of the Series and to control of all other aspects of the business of the Series and the Company. No other Members have the right or power to conduct or control the Company's business or that of the Series.

LIABILITY OF MEMBERS

         Members are not personally liable for the satisfaction of debts, liabilities and obligations of the Company, Series or any other portfolio of the Company. They are exposed to such obligations of the Series only to the extent of their respective capital accounts in the Series. However, under Delaware law, in the unlikely event that a Member has received the return of all or part of his or her capital account in the Series at a time when he or she knew that the liabilities of such Series (other than liabilities to Members on account of their Membership Interests and non-recourse liabilities) exceeded the fair value of the assets of the Series (other than the portion of such value attributable to non-recourse liabilities), the Member may be liable to the Company for the return of such distribution. The Manager intends to manage the affairs of the Company and the Series so that no such withdrawals will occur.

LIABILITY OF MANAGER

         Subject to the Manager's fiduciary duties and responsibilities to the Members, and except for liabilities imposed under federal or state securities or other laws, the Manager and its partners, officers and employees are not liable to the Members of the Series, provided that the Manager and its partners, officers and employees act in good faith and are not grossly negligent or guilty of willful misconduct or bad faith or are found to have acted with reckless disregard. The Company and the Series will indemnify, to the fullest extent legally permissible, the Manager and its partners, officers and employees against any loss, liability or expense reasonably incurred in connection with the performance by the Manager or such other persons of their responsibilities to the Company and the Series.

GENERAL ALLOCATION OF NET PROFITS AND NET LOSSES

         The Company allocates its net profit or net loss attributable to the Series as of the end of each month to each Member investing in the Series in the proportion which his or her capital account in the Series as of the beginning of that month bore to the aggregate of all the capital accounts in the Series as of the beginning of that month. The net profit and net loss of the Series will be determined on the accrual basis of accounting in accordance with generally accepted accounting principles consistently applied and will be deemed to include net realized and unrealized profits or losses on securities positions and the expenses borne by the Series.

PORTFOLIO TRANSACTION EXPENSES

         A fee of up to 2% of capital contributions and 1% of withdrawals may be charged to a Member in connection with substantial capital contributions or redemptions by the Member, in order to ensure that the actual portfolio transaction costs incurred in connection with the investment or disposition of portfiolio securities with respect to that Member will be allocated to that Member. The fee may be waived by the Manager in whole or in part, if the Manager, in its sole discretion, determines that the associated transaction costs will not be substantial.

REDEMPTIONS OR WITHDRAWALS

         Any or all of a Member's Interests in the Member's capital account with the Series may be redeemed as of the end of any calendar month by giving at least 30 days' prior written notice to the Series. If the Company or Manager cannot liquidate investments of the Series in a timely manner in an amount sufficient to provide for all such redemption requests, then the Manager may distribute in kind to the requesting Member the total amount of the Member's redemption request.

LACK OF TRANSFERABILITY OF THE MEMBERSHIP INTERESTS

         There will be no market for the purchase and sale of Membership Interests and Members are prohibited from transferring their Membership Interests. As a result, except for permissible redemptions, a Member cannot expect to be able to liquidate his or her investment in the Series readily in case of an emergency or for any other reason.

DISSOLUTION AND TERMINATION

         The Company will terminate upon the withdrawal or bankruptcy of the Manager, and in all events on December 31, 2072. Neither the admission of Members nor the retirement, bankruptcy, or death of any Member (other than the Manager) will dissolve the Company.

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS

         Under normal circumstances, the Series will retain no more than 10% of its total assets in cash (U.S. dollars, foreign currencies or multinational currency units) and cash equivalents. However, the Series may invest without restriction in short-term investments for temporary or defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline.

COMMERCIAL PAPER

         The Series may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's Investor Services, Inc. or "A-1" or "A-2" by Standard & Poors Corporation. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

REGISTERED INVESTMENT COMPANIES

         The Series may invest up to 10% of its total assets in closed-end and open-end registered investment companies that hold portfolio securities of issuers operated or located in a single country or geographical region and are unaffiliated with the Manager. For purposes of this restriction, the Mauritius Subsidiary is not considered to be a separate affiliated open-end or closed-end registered investment company. Assets of the Series that are invested in closed-end and open-end investment companies are subject to advisory and other fees and expenses imposed by such funds, as well as the fees and expenses imposed by the Series.

DEPOSITORY RECEIPTS

         The Series may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. The Series may also invest in European and Global Depository Receipts, which, in bearer form, are designed for use in European and other foreign securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, with respect to such unsponsored depository receipts, available information regarding the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

         The Series may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for these securities typically occur 15 to 45 days after the commitment to purchase. No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price or that the party with whom the Series enters into such a transaction may not perform its commitment. The Series will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Series may sell the securities before the settlement date.

         To the extent the Series engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Series will segregate liquid assets such as cash, U.S. Government securities and other liquid debt or equity securities in an amount sufficient to meet its payment obligations with respect to these transactions. The Series may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Series' net assets would be segregated to cover such commitments.

         FORWARD FOREIGN EXCHANGE CONTRACTS

         Since the Series will invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of its portfolio securities and the unrealized appreciation or depreciation of its investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         The Series may enter into derivative positions such as forward foreign currency exchange contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Series has investments may suffer a decline against the U.S. dollar. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Series may purchase a particular currency or enter into a forward foreign currency exchange contract in order to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. The Series also might purchase or sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward foreign currency contract to purchase or sell a particular currency in order to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Series' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.

         The Series is not obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations that the Series may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Series does not intend to maintain a net exposure to such contracts where the fulfillment of the Series' obligations under such contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

OPTIONS

         The Series may only purchase listed "put" and "call" options on currency futures contracts for currency hedging purposes. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require the writer of the call to sell a security to the holder at a specified price.

         Put and call options are derivative securities traded on U.S. and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and the New York Stock Exchange. Additionally, the Series may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Series' restriction on investment in illiquid securities, as described herein. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

         The Series may also write listed covered options. Call options on currency futures contracts written on currency futures contracts by the Series give the holder the right to buy the underlying currency futures contract from the Series at a stated exercise price; put options on currency futures contracts written by the Series give the holder the right to sell the underlying currency futures contract to the Series. A call option is considered to be "covered" if the Series owns the currency futures contract underlying the call or has an absolute and immediate right to acquire that currency futures contract without additional cash consideration upon conversion or exchange of securities currently held by the Series. A put option is considered to be "covered" if the Series maintains cash or cash equivalents equal to the exercise price in a segregated amount with its custodian. If an option written by the Series expires unexercised, the Series will realize a gain equal to the premium received by the Series at the time the option was written. If an option purchased by the Series expires unexercised, the Series will realize a capital loss equal to the premium paid by the Series.

         Prior to the earlier of the exercise or expiration of the option, an option written by the Series may be currency futures contracts closed out by an offsetting purchase or sale of an option on the same underlying currency futures contracts. The Series will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Series will realize a capital loss. For example, if the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a gain; if it is less, the Series will realize a loss.

FUTURES CONTRACTS

         The Series may purchase and sell currency futures contracts to hedge against foreign currency fluctuations and may purchase and sell related options on futures contracts. A currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of such contracts may call for actual delivery or acceptance of the currency, the contracts normally will be closed out before the delivery date without delivery or acceptance taking place. Options on futures contracts possess many of the same characteristics as options on securities and indices. An option on a futures contract will give the holder, in return for the premium paid, the right to buy
(call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Options on futures contracts may be closed out before the exercise or expiration of the option by an offsetting purchase or sale transactions.

         Currency futures contracts are derivative instruments traded on U.S. commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited, and the Tokyo Stock Exchange.

         The Series will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Series. The Series will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the margin deposits on the Series' futures positions and premiums paid for its futures options would exceed 5% of the Series' net assets.

ILLIQUID SECURITIES

         The Series may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Series might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Series might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A under the 1933 Act, the Manager may determine, with the approval of the Board, that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale, based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become uninterested in purchasing such securities.

SECURITIES LENDING

         To increase its income, the Series may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividends or interest paid on such securities, and the Series will invest the cash collateral received from the borrower and earn additional income or it may receive an agreed-upon amount of interest income from the borrower (who has delivered appropriate collateral or secured a letter of credit). Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Manager's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Series or the borrower.

BORROWING

         The Series may only borrow money from banks for redemption and settlement purposes to meet its immediate short-term needs. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Series might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

--------------------------------------------------------------------------------
                         CERTAIN TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

         The discussion below is general and does not address tax consequences that may be relevant to certain types of investors (such as dealers in securities, banks, insurance companies and foreign investors). The tax consequences of an investment in the Series will depend not only on the nature of the Series' operations and the then applicable federal tax principles, but also on certain factual determinations which cannot be made at this time, and upon a particular Member's individual circumstances. PROSPECTIVE INVESTORS ARE URGED TO CONSULT AND MUST DEPEND UPON THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE, LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS.

         This section contains a summary of U.S. federal income tax considerations for Members. The discussion is based upon the Code and upon judicial decisions, U.S. Treasury regulations, Internal Revenue Service ("IRS") rulings and other administrative materials interpreting the Code, all of which are subject to change that may or may not be retroactive.

PARTNERSHIP TAX STATUS

         In general, the federal income tax consequences of an investment in the Series will depend on whether the Series is treated for federal income tax purposes as a partnership rather than as an association taxable as a corporation. No application will be made to the IRS for a ruling on the classification of the Series for tax purposes. For the reasons described below, the Series is expected to be treated as a partnership for federal income tax purposes.

         If the Series is classified as a "partnership" for federal income tax purposes and is not a "publicly traded partnership," it will not be subject to any federal income tax. Instead the Members will be subject to tax on their distributive shares of Series income and gain and, subject to certain limitations described below, will be entitled to claim distributive shares of Series losses. On the other hand, if the Series were to be classified as an association taxable as a corporation or as a "publicly traded partnership," Members would be treated as shareholders of a corporation. Consequently, (a) items of income, gain, loss and deduction would not flow through to the Members to be accounted for on their individual federal income tax returns; (b) cash distributions would be treated as corporate distributions to the Members, some or all of which might be taxable as dividends, and (c) the taxable income of the Series would be subject to the federal income tax imposed on corporations, which would mean there would be less income available to distribute to Members.

         Sections 301.7701-1 through 301.7701-3 of the Treasury regulations, effective January 1, 1997, provide a largely elective regime for determining when an unincorporated organization may be classified as a partnership rather than an association taxable as a corporation. Under this regime, certain business entities are treated as PER SE corporations for federal tax purposes. All other business entities generally may choose their classification. Most domestic entities that are eligible to elect their status and that have at least two members are classified as partnerships by default, without having to make an affirmative election. Also, for most entities already in existence on January 1, 1997, the default classification is the classification that the entity claimed immediately prior to that date.

         The Series is an entity that has more than one member and is eligible to elect partnership classification. Furthermore, the Manager does not intend affirmatively to elect to classify the Series as an association taxable as a corporation. Therefore, the Manager intends to cause the Series to be classified as a partnership for federal tax purposes pursuant to Section 301.7701-1 through 301.7701-3 of the Treasury regulations.

         An organization that is classified as a partnership under the rules of Treasury regulation Section 301.7701-2 nevertheless may be treated as a corporation for federal income tax purposes. Under Section 7704 of the Code, certain "publicly traded partnerships" are taxable as corporations. A publicly traded partnership for these purposes is a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market or its economic equivalent. Although Membership Interests in the Series will not be tradable on an established securities market, because the Membership Interests may be redeemed under certain circumstances, they could be considered to be readily tradable on a secondary market or its economic equivalent.

         Treasury regulations issued under Code Section 7704 provide that if all of the interests in a partnership are offered in a private placement and the partnership has not more than 100 partners or Members the interests in the partnership will not be considered readily tradable on a secondary market (or its substantial equivalent). For purposes of determining the number of partners or Members, the beneficial owner of an interest in a partnership, grantor trust or S corporation (a "look-through entity") that invests in the Series will be treated as a partner in the Series, but only if substantially all of the value of the beneficial owner's interest in the "look-through entity" is attributable to that entity's interest in the Series, and a principal purpose for the tiered arrangement was to satisfy the 100-partner condition. In addition, under an exception in Section 7704(c) of the Code, a publicly traded partnership is not treated as a corporation for tax purposes if 90% or more of its gross income consists of "qualifying income." For this purpose, qualifying income includes, among other items, interest, dividends and gain from the sale or disposition of a capital asset held to produce such income. This qualifying income exception is not available, however, to entities such as the Series that are registered under the 1940 Act. Nevertheless, based on the 100-partner safe harbor of the Treasury regulations, the Manager believes that the Series should not be treated as a corporation under the publicly traded partnership rules.

TAXATION OF MEMBERS

         Each Member will be required to take into account in computing its federal income tax liability its distributive share of the Series' income, gains, losses, deductions, credits and tax preference items for any taxable year of the Series ending with or within the taxable year of such Member without regard to whether it has received or will receive a cash distribution from the

Series. This is particularly important because the Series does not anticipate distributing earning on a current basis.

         The amount of tax due, if any, with respect to gains and income of the Series is determined separately for each Member. The Series is required to file annually an information return on IRS Form 1065 and, following the close of the Series' taxable year, to provide each Member with a Schedule K-l indicating such Member's allocable share of the Series' income, gain, losses, deductions, credits and items of tax preference.

         The Series uses the accrual method of accounting to determine its net profits or net losses for federal income tax purposes. The Series has adopted a calendar year as its taxable year for accounting and income tax purposes. However, in the event that all Members having either a 5% or greater interest in Series profits or capital, or an aggregate interest in Series profits and capital of more than 50%, also have a taxable year other than the calendar year, the Series will be required to adopt or change to a taxable year other than the calendar year.

ALLOCATION OF SERIES' INCOME, GAINS AND LOSSES

         For federal income tax purposes, a Member's distributive share of the Series' income, gain, deduction, loss or credit realized for federal income tax purposes generally is determined in accordance with the Operating Agreement of the Company. However, under Code Section 704, the allocation of such items pursuant to the Operating Agreement must have "substantial economic effect" to be recognized for federal income tax purposes. Pursuant to Treasury regulations, the allocation provisions of the Operating Agreement should have "substantial economic effect" because, under the provisions of the Operating Agreement, (1) the Members' capital accounts will be maintained in accordance with the regulations, (2) liquidating distributions will be made in accordance with capital accounts and (3) although no Member will have an obligation to restore its negative capital account upon liquidation of the Series, the Operating Agreement contains a "qualified income offset" provision.

         The Treasury regulations also provide rules to govern a situation, like that of the Series, in which capital accounts of partners or Members are adjusted to reflect changes in the fair market value of the partnership's assets without regard to the actual tax results for the year. The allocation provisions of the Operating Agreement are intended to follow the provisions of those Regulations. Generally, under those regulations, gain or loss recognized for tax purposes with respect to particular investment assets is allocated for tax purposes among those who were partners during the period in which such assets were held on the basis of actual allocations of net unrealized appreciation or depreciation in such assets to the capital accounts of such partners during such period. Treasury regulations allow certain eligible partnerships to make these tax allocations on an "aggregate" basis, rather than an individual security-by-security basis. The Series may decide to allocate gain and loss recognized for tax purposes using an aggregate method. Using this method, however, it is possible under certain circumstances that the allocations of the realized gains and losses among the Members will not reflect the allocations of net profits and net losses which have been made to the Members' capital accounts. This mismatch could also occur, regardless of whether the Series uses the aggregate method, because of a "ceiling rule" contained in the regulations. This rule generally provides that partners should not be allocated gains and losses which are not actually realized by the partnership. Recently issued Treasury regulations, however, permit certain curative, remedial and other reasonable allocations to the extent necessary to offset the effect of the ceiling rule. The Series may employ any of these permitted allocation methods to minimize the effect of the ceiling rule.

DISTRIBUTIONS AND ADJUSTED BASIS

         The receipt of a cash distribution from the Series by a Member, not in liquidation of its Interest, generally will not result in the recognition of gain or loss for federal income tax purposes. However, cash distributions in excess of a Member's adjusted basis for its Interest will result in the recognition by such Member of gain in the amount of such excess.

         A Member's adjusted basis in its Interest will initially equal the amount of cash it has contributed for its Interest and will be increased by its distributive share of Series income and decreased (but not below zero) by the amount of cash distributions and the adjusted basis of any property distributed from the Series and its distributive share of Series losses. If the Series borrows on a non-recourse basis, a share of the Series' liabilities will be included in a Member's basis.

         A Member generally will recognize no gain or loss on a distribution of Series' property other than cash. However, for purposes of determining a Member's gain or loss on a later sale of such property, the Member's basis in the distributed property will generally be equal to the Series' adjusted tax basis in the property, or, if less, the Member's basis in its interest before the distribution.

         No gain will be recognized by a Member with respect to distributions made to it in liquidation of its Interest unless either (a) the amount of cash distributed to it exceeds its adjusted basis for the Interest immediately before the distribution (including adjustments reflecting operations in the year of dissolution), or (b) there is a disproportionate distribution in kind to the Member of unrealized receivables (such as market discount or income on certain short-term obligations). No loss may be recognized by a Member with respect to liquidating distributions unless the property distributed to it consists solely of cash and such receivables and then only to the extent that the sum of the cash, plus the Series' basis for the receivables, is less than the Member's adjusted basis for its Interest. The basis of any property received by a Member in liquidation of its Interest will be equal to the adjusted basis of its Interest, less the amount of any cash received in the liquidation.

         A Member cannot deduct losses from the Series in an amount greater than its adjusted tax basis in its Interest as of the end of the Series' tax year. Any excess losses may be able to be deducted by a Member in subsequent tax years to the extent that the Member's adjusted tax basis for its Interest exceeds zero. See below for other limitations on the deductibility of Series losses.

         There can be no assurance that Series losses will produce a tax benefit in the year incurred or that such losses will be available to offset a Member's share of income in subsequent years.

"AT RISK" RULES

         In addition to the above limitation imposed upon the deductibility of Series losses, the Code further limits the deductibility of losses by certain taxpayers (such as individuals and certain closely-held corporations) from a given activity to the amount which the taxpayer is "at risk" in the activity. Losses that cannot be deducted by a Member because of the "at risk" rules may be carried over to subsequent years until such time as they are allowable.

         The amount which a Member will be considered to have "at risk" will be the purchase price of its Membership Interests plus the Member's share of the Series taxable income minus the Member's share of tax losses and distributions. As mentioned above, there can be no assurance that the Series' losses will be able to offset a Member's income in subsequent years.

PASSIVE ACTIVITY INCOME AND LOSS

         Section 469 of the Code disallows the deduction by an individual, estate, trust, or personal service corporation or, with modifications, certain closely-held corporations of passive activity losses against non-passive activity income. Passive activity losses can only offset passive activity income, not wages or portfolio income (such as dividends, interest, annuities and royalties). Any passive activity losses in excess of passive activity income in one year may be used to offset passive activity income in future years or upon the disposition of the investor's entire interest in the passive activity.

         Under temporary and final Treasury regulations promulgated under the passive loss rules of Section 469 of the Code, all or substantially all of the income or loss generated by the Series (including any income or loss recognized by a Member on the sale of its Interest) will be considered to arise from non-passive activities. As a result, income generated by the Series will not be passive activity income, but portfolio income; any passive losses generated by other activities of a Member will not be deductible against its allocable share of income generated by the Series. Furthermore, a Member's share of any losses generated by the Series (such as from investment interest, investment expenses and capital loss) will generally be deductible without regard to the passive loss rules (although the deductibility of those losses may be otherwise limited as discussed below).

LIMITATIONS ON MEMBER'S DEDUCTION OF INTEREST

         Section 163(d) of the Code imposes limitations on the deductibility of "investment interest" by non-corporate taxpayers. "Investment interest" is defined as interest paid or accrued on indebtedness incurred or continued to purchase properties to be held for investment. Investment interest is deductible only to the extent of net investment income less investment expenses. Investment interest which cannot be deducted for any year because of the foregoing limitation may be carried forward and allowed as a deduction in a subsequent year to the extent the taxpayer has net investment income in such year.

         Because all or substantially all of the income or loss of the Series will be considered to arise from non-passive activities, any interest expense incurred by a Member to purchase or carry its Membership Interests and its distributive share of interest expense incurred by the Series will be subject to the investment interest limitations.

LIMITATION ON DEDUCTION OF INVESTMENT EXPENSES FOR INDIVIDUALS -- 2% FLOOR AND TREATMENT OF CERTAIN OTHER EXPENSES

         Miscellaneous itemized deductions of a taxpayer who is an individual, which include investment expenses, are deductible only to the extent they exceed 2% of the taxpayer's adjusted gross income. The Treasury has issued regulations prohibiting the deduction through partnerships of amounts that would be nondeductible if paid by an individual. If, for any taxable year, the Series' trading activities failed to rise to the level of a "trade or business" for federal income tax purposes, these limitations would apply to certain fees and expenses of the Series, including the management fee paid to the Manager. The amounts of these fees and expenses would then be separately reported to the Members and, as indicated above, would be deductible by an individual Member to the extent that the Member's miscellaneous deductions exceed 2% of the Member's adjusted gross income, but only if the Member itemizes deductions.

SALE OR EXCHANGE OF SERIES PROPERTY

         In general, gain or loss from the disposition of property of the Series held for more than one year (and not held primarily for sale to customers in the ordinary course of a trade or business) will be treated as long-term capital gain or loss. The deductibility of long-term capital losses may, however, be limited.

         Currently, in the case of individuals and other non-corporate taxpayers, long-term capital gains generally are taxed at a maximum 20% tax rate, whereas ordinary income is taxed at a maximum rate of 39.6%. Net capital gain of corporations is taxed the same as ordinary income, with a maximum tax rate of 35%.

         The distinction between capital gains and ordinary income is significant not only with regard to the maximum tax rate differential for individual and other non-corporate taxpayers, but also with regard to the rules concerning the offsetting of capital gains and losses. In general, capital losses are allowed only against capital gains. If an individual (or other non-corporate taxpayer) has a net capital loss, the first $3,000 may generally offset ordinary income, and the excess may be carried over (but not back) indefinitely and applied first against capital gains, and then against ordinary income up to $3,000, in each succeeding year. Corporations may only offset capital losses against capital gains. In general, corporations may carry back capital losses for three years and carry forward such losses for five years.

ALTERNATIVE MINIMUM TAX

         Both individual and corporate taxpayers could be subject to an alternative minimum tax ("AMT") if the AMT exceeds the income tax otherwise payable by the taxpayer for the year. Due to the complexity of the AMT calculations, investors should consult with their tax advisors as to whether the purchase of Membership Interests might create or increase AMT liability. In particular, dividends that are excluded from a corporation's regular taxable income will be included in AMT income of the corporation.

EFFECT OF OWNERSHIP OF TAX-EXEMPT OBLIGATIONS ON INTEREST DEDUCTIONS

         Code Section 265(a)(2) disallows any deductions for interest paid by a taxpayer on indebtedness incurred or continued for the purpose of purchasing or carrying tax-exempt obligations. The IRS announced in Revenue Procedure 72-18, 1972-1 C.B. 740, that the prescribed purpose will generally be deemed to exist with respect to indebtedness incurred to finance a "portfolio investment." Therefore, in the case of an investor owning tax-exempt obligations, the IRS might take the position that any interest paid by a Member in connection with the purchase of Membership Interests should be viewed as incurred to enable it to continue carrying tax-exempt obligations, and that such investor should not be allowed to deduct its full allocable share of interest on those borrowings. In addition, pursuant to Revenue Procedure 72-18, each Member will generally be treated as incurring its share of any indebtedness incurred by the Series. Therefore, a Member owning tax-exempt obligations could be denied a deduction for its share of any interest expense incurred by the Series to purchase securities or other portfolio investments.

INVESTMENT BY QUALIFIED RETIREMENT PLANS AND OTHER TAX-EXEMPT INVESTORS

         Qualified pension and profit-sharing plans (including Keogh or HR-10 Plans), IRAs, educational institutions and other investors exempt from taxation under Section 501 of the Code are generally exempt from federal income tax except to the extent that they have unrelated business taxable income ("UBTI"). UBTI is income from an unrelated trade or business regularly carried on, excluding various types of income (so long as not derived from debt-financed property) such as dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers.

         To the extent that the Series holds property that constitutes debt-financed property (I.E., purchases of securities on margin) or property primarily for sale to customers ("dealer" property) or investments in entities that are classified as partnerships for federal tax purposes, income attributable to such property received by an exempt organization which has acquired an equity interest in the Series may constitute UBTI.

         The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules.

         UBTI in excess of $1,000 in any year is taxable and may result in an alternative minimum tax liability. In view of this special problem, a tax-exempt investor should consult its tax advisor before purchasing an Interest. It will be the responsibility of any tax-exempt investor investing in the Series to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto. (See also "Certain ERISA Considerations.")

TAX "TERMINATION" OF THE SERIES

         If within a 12-month period there is a sale or exchange of 50% or more of the Membership Interests in the Series' capital and profits, a termination of the Series will occur for federal income tax purposes and the taxable year of the Series will close. This "termination" mainly has the technical tax consequences described below, but should not otherwise have a substantial effect on the Series or Members. If such a termination occurs, the property of the Series for federal income tax purposes will be deemed contributed to a new partnership in exchange for interests in that partnership, which are then deemed distributed to the purchasing Member and the continuing Members. Such a termination could result in the bunching of income by accelerating the Series' income for that year to Members whose fiscal years differ from that of the Series. The Operating Agreement provides that no Member may assign its Interest, in whole or in part. Moreover, it is not anticipated that there will be a ready market for the Membership Interests, although the Series will permit Members to make redemptions of all or part of their Membership Interests as of the end of any calendar month upon 30 days prior written notice. Consequently, there is the possibility of a constructive termination should Members redeem more than 50% of their Membership Interests within a 12-month period.

AUDIT OF TAX RETURNS

         If the information returns filed by the Series are audited, any adjustments in tax liability with respect to Series items will be made at the Series level in unified proceedings before the IRS and the courts, rather than in separate proceedings involving each Member. The Manager will be the "tax matters partner" ("TMP"), with authority to negotiate or to contest proposed adjustments, unless under certain permitted circumstances an individual Member affirmatively acts to contest such proposed adjustments on its own behalf. Audit at the Series level may require the extension of the three-year statute of limitations on assessments of deficiencies with respect to Series items included in Members' returns. While the Manager believes the tax treatment to be afforded the Series will be correct and proper, there can be no assurance that the Series will not be audited and that adjustments will not be made.

         Under Section 6111 of the Code, the organizer of a "tax shelter" is required to register the tax shelter with the IRS in the form and manner prescribed by the Department of Treasury not later than the date on which the first offering of tax shelter interests occurs. Because an investment in the Series will not have a "tax shelter ratio" (as defined in Code Section 6111(c)) greater than 2:1, registration under Section 6111 should not be required.

TAX ELECTIONS

         The Series may make various elections for federal income tax purposes that could result in certain items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.

         The Code permits a partnership to elect to adjust the basis of its property on the sale or exchange of a partnership interest, the death of a partner and on the distribution of property to a partner (a "754 election"). The general effect of such an election is that transferees of partnership interests are treated as though they had acquired a direct interest in partnership assets. Any such election, once made, may not be revoked without the IRS's consent. The Operating Agreement does not require the Manager to cause the Series to make this election, because of the tax accounting complexities inherent in making this election. The absence of this election and of the power to compel the making of such election, may, in some circumstances, result in a reduction in value of an Interest to a potential transferee.

FOREIGN TAX CREDIT

         Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Each Member may be entitled either to deduct (as an itemized deduction) its proportionate share of the foreign taxes of the Series in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the taxpayer's U.S. tax attributable to its foreign source taxable income. With respect to the Series, certain currency fluctuation gains and losses, including fluctuation gains and losses which occur between the time the Series accrues foreign currency denominated receivables or liabilities and the time the Series actually collects such receivables or pays such liabilities, probably will be treated as ordinary income or loss derived from U.S. sources. Series gains from the sale of securities also are expected to be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income realized by the Series. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares are held by the Series for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

         If the Series were to invest (either directly or through ADRs) in stock of certain foreign corporations which generate largely passive investment-type income, or which hold a significant percentage of assets which generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Series' share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Series actually receives any distributions from the PFIC, the Members would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Series' holding period for the stock. Any amounts allocated to prior taxable years would be taxable at the highest rate of tax applicable in that year, increased by an in terest charge determined as though the amounts were underpayments of tax.

TAXATION OF SHORT SALES

         Unless certain constructive sales rules (discussed more fully below) apply, the Series will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain or loss arising from a short sale may be treated as short-term capital gain or loss, regardless of the period for which the Series held the security used to close the short sale. In addition, the Series' holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Recent legislation, however, alters this treatment by treating certain short sales against the box and other transactions as constructive sales of the underlying security held by the Series, thereby requiring current recognition of gain, as described more fully under "Taxation of Derivative Transactions" below. Similarly, if the Series enters into a short sale of property that becomes substantially worthless, the Series will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TAXATION OF DERIVATIVE TRANSACTIONS

         The taxation of equity options and over-the-counter options on debt securities in which the Series may invest is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Series for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Series. If the Series enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Series is exercised, thereby requiring the Series to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Series, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         In the case of Series transactions involving many listed nonequity options, futures and forward contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss, although foreign currency gains or losses (as discussed below) arising from certain of these positions may be treated as ordinary income or loss. In addition, the Series generally will be required to mark to market (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year.

         Notwithstanding any of the foregoing, the Series may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Series enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments, and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Series accrues receivables or liabilities denominated in a foreign currency and the time the Series actually collects such receivables or liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.

FOREIGN INVESTORS

         Foreign investors should be aware of certain U.S. federal income tax consequences of investing in the Series. Provided that the Series is not deemed to be engaged in a trade or business in the United States for U.S. federal income tax purposes, the Series generally will be required to withhold tax on certain items of gross income included in the distributive share of each foreign investor in the Series at a rate of 30%, unless the tax is reduced or eliminated by treaty. This withholding tax does not apply to capital gains, although a nonresident alien individual investor who is present in the United States for 183 days or more during any year will be taxable at a 30% rate (or lower treaty rate) on the excess of capital gains over capital losses derived from U.S. sources.

         If the Series were deemed to be engaged in a trade or business in the United States, the Series generally would be required to withhold quarterly amounts of tax from the amount of taxable income allocable to each foreign Member at the highest rate of tax applicable to U.S. taxpayers. Thus, foreign investors would be taxable on capital gains, as well as other income which is treated as effectively connected with the Series' trade or business, and generally would be required to file U.S. tax returns. Furthermore, a foreign corporation investing in the Series would be subject to an additional 30% branch profits tax, unless the tax were reduced or eliminated by treaty.

         The Manager intends to comply with any withholding requirements imposed on the Series under applicable law. Foreign investors should consult their own tax advisors regarding the tax consequences of investing in the Series in light of their particular situations.

STATE AND LOCAL TAX CONSIDERATIONS

         In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Series. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Series generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it resides.

--------------------------------------------------------------------------------
                            CERTAIN ERISA CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

         Most private, non-governmental employee benefit plans are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Plans subject to ERISA ("ERISA Plans") generally do not include governmental plans, certain church plans, and other plans excluded by statute. The appropriate fiduciary of each ERISA Plan should consider whether an investment in the Series is consistent with ERISA's fiduciary responsibility requirements, including the requirements that (i) the investment satisfy the diversification standard set forth in Section 404(a) of ERISA, (ii) the investment be prudent and be in the best interests of the ERISA Plan, (iii) the investment be permissible under the terms of the ERISA Plan's governing documents, and (iv) the ERISA Plan not engage in a "prohibited transaction" within the meaning of Section 406 of ERISA. The assets of the Series will be invested in accordance with the management policies and objective described above, and neither the Company nor the Manager has any responsibility for developing any investment strategy for an ERISA Plan or determining whether an investment in the Series satisfies these obligations.

         In addition, Section 406(a)(1) of ERISA prohibits a plan fiduciary from causing the plan to engage in a transaction if the fiduciary knows or should know that such transaction constitutes, among other things, a direct or indirect sale or exchange of property between the plan and a party in interest or a transfer of plan assets to or use of plan assets by or for the benefit of a party in interest. The Manager believes that neither the Company nor the Series should not be considered a party in interest with respect to investing ERISA Plans and that the purchase of Membership Interests with respect to the Series from the Company by an ERISA Plan should not be a transaction prohibited by
Section 406(a)(1) of ERISA or Section 4975(c)(1) of the Code.

         Since the application of the relevant ERISA and Code statutory provisions depends upon the particular facts and circumstances of each ERISA Plan, the appropriate fiduciary of each ERISA Plan is responsible for ensuring that the purchase of Membership Interests in the Series by such ERISA Plan meets all applicable requirements of ERISA and the Code (and all regulations promulgated thereunder) in the specific context of the particular ERISA Plan. ERISA Plans should consult with their own advisers regarding these matters before investing in the Emerging Countries Series.

COMPANY ASSETS AS "PLAN ASSETS"

         Neither ERISA nor the Code specifically defines the term "plan assets" as applied to entities in which an ERISA Plan invests, such as the Series. The Department of Labor ("DOL"), however, issued a regulation providing that, subject to certain exceptions noted below, when an ERISA Plan acquires a security issued by an investment company registered under the 1940 Act, the assets include such interest, but do not include an undivided interest in each of the underlying assets of the entity.

         Under ERISA, when an ERISA Plan acquires a security issued by an investment company registered under the 1940 Act, such as the Series, the assets of the Plan include an undivided interest in each of the underlying assets of the Series.

REPORTING AND DISCLOSURE

         ERISA requires the administrator of an ERISA Plan to provide certain information to plan participants and beneficiaries. Similarly, the Code requires the sponsoring employer or the administrator to file an annual return with the IRS. The Manager will make available information regarding the Series so that ERISA Plans can comply with their reporting and disclosure obligations with respect to their Membership Interests.

CONSIDERATIONS FOR NON-ERISA MEMBERS

         This summary does not include a discussion of any laws, regulations, or statutes that may apply to prospective investors that are not ERISA Plans, such as state statutes that impose fiduciary responsibility requirements in connection with the investment of assets of governmental plans, or Section 503 or other sections of the Code which have prohibitions that operate similarly to the prohibited transaction rules of ERISA. Prospective investors that are not ERISA Plans should consult their own advisors with respect to these matters.

--------------------------------------------------------------------------------
                               THE OFFERING
--------------------------------------------------------------------------------


         The Company sells interests in the Series on a continuous basis to up to 100 persons who qualify as "accredited investors ", as defined in Regulation D under the 1933 Act, as amended. The Company will only accept an initial purchase of an Interest in the Series of not less than $10,000,000, unless the Manger in its sole discretion makes an exception. Minimum subsequent purchases are $100,000 or more, unless the Manager in its sole discretion makes an exception. An investor intending to purchase an initial Interest must submit a subscription agreement and investor questionnaire.

         The Manager must receive an investor's funds at least three (3) business days prior to the beginning of the calendar month. A Member making an additional contribution must give the Manager at least three (3) days notice of its intention to do so.

         Funds contributed by subscribers will be placed in an interest-bearing account or money market fund, or applied to the purchase of interest-bearing investments, at the discretion of the Manager. Subscriptions will be accepted, if at all, as of the commencement of each month, unless otherwise determined by the Manager. Interest earned on the subscription funds prior to investment in the Company will be returned to the subscriber.

         Investors will not pay any sales charge in connection with their investment in the Series. However, the Manager may impose a transaction fee of up 2% of the amount of the subscription to ensure that the costs of investing the subscription in portfolio securities are borne by the investor. In addition, the Manager may pay all or a portion of the management fee attributable to an investor's Interest in the Series to persons who have introduced such investor to the Company.

--------------------------------------------------------------------------------
                           ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


REPORTS TO MEMBERS

         The Company will transmit to each Member monthly reports of the Member's account.

CUSTODIAN

         The Custodian, Foreign Custody Manager, Administrator, and Fund Accounting Agent for the Series is Brown Brothers Harriman & Co., Private Bankers ("BBH"), a New York Limited Partnership established in 1818. BBH has offices worldwide and provides services to the Series from its offices located at 40 Water Street, Boston, Massachusetts 02109. As Custodian, Foreign Custody Manager, Administrator and Fund Accounting Agent, BBH is responsible for the custody of Series' portfolio securities and cash, maintaining the financial and accounting books and records of the Series, and computing the Series' net asset value per share and providing the administration services required for the daily business operations of the Series.

OTHER INFORMATION

         Prospective investors should not construe the contents of this Prospectus as legal or other advice. Each investor must rely upon his own representatives, including his own counsel and accountants, as to legal and other matters concerning an investment in the Company.

         Except as expressly provided herein, no person is authorized to give any information or to make any representations other than those contained in this Prospectus and the Operating Agreement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Manager. Neither the delivery of this Prospectus and the appendices hereto, nor any sale made hereunder, shall under any circumstances create an implication that there has been no change in the matters discussed herein since the date hereof.

         Each offeree and such offeree's advisors will be offered an opportunity, prior to the investment in the Series by such offeree, to ask questions of, and receive answers from, the Manager concerning the terms and conditions of this offering and to obtain any additional information, to the extent the Manager possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth herein. Contact Jill Jordan at Nicholas-Applegate Capital Management, 600 West Broadway, San Diego, California 92101 (phone 619/687-8000).

                                   APPENDIX A



                FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

         The Company, on behalf of the Series, has adopted the following fundamental policies and restrictions that cannot be changed without the affirmative vote of a "majority of the outstanding shares" of the Series (as defined in the 1940 Act).

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Series.

         The Series may not:

1. Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Series' total assets may be invested without regard to this restriction. This restriction does not apply to investments by the Series in securities of the U.S. Government or any of its agencies or instrumentalities or the securities of other investment companies. The Series may invest all or a portion of its assets in securities of an open-end management investment company having substantially the same investment objective, policies and restrictions as the Series.

2. Purchase more than 10% of the outstanding voting securities, or of any class of securities, or any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management. The Series may invest all or a portion of its assets in securities of an open-end management investment company having substantially the same investment objective, policies and restrictions as the Series.

3. Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that the Series may invest all or a portion of its assets in securities of an open-end management investment company having substantially the same investment objective, policies and restrictions as the Series. This restrictions does not apply to investments by the Series in securities of the U.S. Government or its agencies and instrumentalities.

4. Purchase or sell real estate. However, the Series may invest in securities secured by, or issued by companies that invest in real estate or interest in real estate.

5. Make commercial loans of money, except that the Series may purchase debt instruments and certificates of deposit and enter into repurchase agreements and make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets provided that with respect to all such loans, value of the collateral received is continuously maintained in any amount not less than 102% of the value of the loaned securities by marking to market daily.

6. Borrow money, except to meet short-term needs in connection with redemptions and settlement of securities transactions as permitted for closed-end investment companies by Section 18 of the 1940 Act.

7. Pledge or in any way transfer as security from indebtedness any securities owned or held by it. This restriction shall not prohibit the Series from engaging in currency futures contracts and options on currency futures contracts.

8. Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

9. Invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid, except as permitted for closed-end investment companies under the 1940 Act.

10. Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.      Engage in short sales, except as permitted under the 1940 Act.

12. Invest in securities of other investment companies, except (a) as permitted under the 1940 Act; or (b) as part of a merger, consolidation, acquisition or reorganization involving the Series.

13.      Issue senior securities.

14. Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that the Series may invest in futures contracts and options on futures contracts for currency hedging purposes in accordance with the rules of the Commodity Futures Trading Commission and in compliance with the 1940 Act.

15. Purchase or write options on securities, except for options on futures contracts for currency hedging purposes in compliance with the 1940 Act and any rules of the Commodity Futures Trading Commission.

                                 APPENDIX B


            AUDITED FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

                              Nicholas-Applegate
                       Institutional Investors Fund, LLC
                  Nicholas-Applegate Emerging Countries Series

          FOR THE PERIOD FROM APRIL 12, 1999 (COMMENCEMENT OF OPERATIONS)
                           THROUGH DECEMBER 31, 1999
                       WITH REPORT OF INDEPENDENT AUDITORS






















THIS REPORT IS SUBMITTED PURSUANT TO AN EXEMPTION CLAIMED UNDER THE COMMODITY FUTURES TRADING COMMISSION PURSUANT TO SECTION 4.7 OF THE REGULATIONS.

               Nicholas-Applegate Institutional Investors Fund, LLC
                  Nicholas-Applegate Emerging Countries Series

                          Audited Financial Statements
                          and Supplementary Information

                      For the period from April 12, 1999
                         (commencement of operations)
                          through December 31, 1999




                                  CONTENTS


Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Liabilities.........................................2
Condensed Schedule of Investments...........................................3
Statement of Operations.....................................................8
Statement of Changes in Net Assets..........................................9
Notes to Financial Statements...............................................10

Supplementary Information

Schedule of Changes in Individual Member's Capital Account..................13


                        REPORT OF INDEPENDENT AUDITORS


The Members of
Nicholas-Applegate Emerging Countries Series of the Nicholas-Applegate Institutional Investors Fund, LLC

We have audited the accompanying statement of assets and liabilities, including the condensed schedule of investments, of the Nicholas-Applegate Emerging Countries Series of the Nicholas-Applegate Institutional Investors Fund, LLC (the Fund) as of December 31, 1999, and the related statements of operations and changes in net assets for the period from April 12, 1999 (commencement of operations) through December 31, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Nicholas-Applegate Emerging Countries Series of the Nicholas-Applegate Institutional Investors Fund, LLC as of December 31, 1999, and the results of its operations and changes in its net assets for the period from April 12, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



January 31, 2000

                Nicholas-Applegate Institutional Investors Fund, LLC
                    Nicholas-Applegate Emerging Countries Series

                        Statement of Assets and Liabilities

                                December 31, 1999


ASSETS
Investments in securities, at market value (cost $35,995,209)                       $ 52,034,218
Cash                                                                                     657,643
Dividends receivable                                                                      58,427
Receivable for securities sold                                                           172,097
                                                                                    ---------------------
Total assets                                                                          52,922,385

LIABILITIES
Payable for securities purchased                                                         256,478
Fees payable                                                                             173,678
                                                                                    ---------------------
Total liabilities                                                                        430,156
                                                                                    ---------------------
Net assets                                                                          $ 52,492,229
                                                                                    =====================

SEE ACCOMPANYING NOTES.

              Nicholas-Applegate Institutional Investors Fund, LLC
                  Nicholas-Applegate Emerging Countries Series

                        Condensed Schedule of Investments

                                December 31, 1999

                                                                     PERCENTAGE          MARKET
                       INVESTMENTS IN SECURITIES                    OF NET ASSETS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS

Brazil
   Cable Television                                                    1.05%          $   552,600
   Utilities                                                           1.45               765,036
   Oil                                                                 2.07             1,092,389
   Paper Products                                                      0.92               483,000
   Steel                                                               0.82               429,024
   Telephone                                                           5.92             3,109,725
                                                                       -------------------------------------
Total Brazil                                                           12.23            6,431,774

China
   Chemicals                                                           0.68               355,901
   Electronic Components                                               2.05             1,074,144
                                                                       -------------------------------------
Total China                                                            2.73             1,430,045

Czech Republic
   Banking                                                             0.27               141,996
   Telephone                                                           0.57               300,030
                                                                       -------------------------------------
Total Czech Republic                                                   0.84               442,026

Egypt
   Banking                                                             0.53               277,550
   Telephone                                                           0.96               504,056
                                                                       -------------------------------------
Total Egypt                                                            1.49               781,606

England
   Brewery                                                             0.57               297,903
   Diversified Minerals                                                2.74             1,436,371
   Financial Services                                                  0.89               469,667
                                                                       -------------------------------------
Total England                                                          4.20             2,203,941

             Nicholas-Applegate Institutional Investors Fund, LLC
                 Nicholas-Applegate Emerging Countries Series

                 Condensed Schedule of Investments (continued)

                                December 31, 1999

                                                                     PERCENTAGE        MARKET
                       INVESTMENTS IN SECURITIES                    OF NET ASSETS       VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Greece
   Banking                                                             1.08%        $   566,306
   Building Products                                                   0.84             441,081
   Telecommunications                                                  0.61             319,400
                                                                       -------------------------------------
Total Greece                                                           2.53           1,326,787

Hong Kong
   Real Estate Development                                             0.32             166,309
   Telecommunications                                                  1.11             580,864
   Travel                                                              0.19              99,723
                                                                       -------------------------------------
Total Hong Kong                                                        1.62             846,896

Hungary
   Chemicals                                                           0.64             333,597
                                                                       -------------------------------------
Total Hungary                                                          0.64             333,597

India
   Chemicals                                                           1.44             759,658
   Cleaning Products                                                   0.95             496,552
   Computer Services                                                   5.94           3,119,962
   Metals                                                              0.59             310,665
   Software                                                            0.20             106,667
   Telecommunications                                                  0.27             142,680
                                                                       -------------------------------------
Total India                                                            9.39           4,936,184

Israel
   Banking                                                             1.32             690,284
   Cable Television                                                    0.58             303,484
   Internet Software                                                   0.54             284,625
   Telecommunications                                                  2.82           1,480,957
                                                                       -------------------------------------
Total Israel                                                           5.26           2,759,350

                 Nicholas-Applegate Institutional Investors Fund, LLC
                     Nicholas-Applegate Emerging Countries Series

                     Condensed Schedule of Investments (continued)

                                December 31, 1999

                                                                     PERCENTAGE          MARKET
                       INVESTMENTS IN SECURITIES                    OF NET ASSETS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Korea
   Automobile                                                           1.13%         $   592,629
   Banking                                                              1.60              841,013
   Chemicals                                                            0.59              307,624
   Electronic Components                                                6.26            3,283,404
   Telecommunications                                                   6.35            3,335,437
                                                                       -------------------------------------
Total Korea                                                            15.93            8,360,107

Mexico
   Broadcast Services                                                   1.18              620,723
   Diversified Minerals                                                 0.50              262,623
   Financial Services                                                   0.62              327,599
   Music                                                                2.41            1,266,422
   Retail                                                               0.52              272,612
   Telecommunications                                                   2.85            1,493,509
   Telephone                                                            1.89              990,000
   Television                                                           0.77              402,300
                                                                       -------------------------------------
Total Mexico                                                           10.74            5,635,788

Poland
   Computer Services                                                    0.35              183,513
                                                                       -------------------------------------
Total Poland                                                            0.35              183,513

Russia
   Oil                                                                  2.25            1,182,100
   Telecommunications                                                   0.88              464,100
                                                                       -------------------------------------
Total Russia                                                            3.13            1,646,200

               Nicholas-Applegate Institutional Investors Fund, LLC
                  Nicholas-Applegate Emerging Countries Series

                  Condensed Schedule of Investments (continued)

                                December 31, 1999

                                                                   PERCENTAGE          MARKET
                       INVESTMENTS IN SECURITIES                  OF NET ASSETS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Singapore
   Banking                                                              0.58%        $   305,013
   Computer Services                                                    0.42             219,078
   Electronic Components                                                1.80             945,962
   Real Estate Development                                              0.96             502,252
   Telecommunications                                                   1.60             838,300
                                                                       -------------------------------------
Total Singapore                                                         5.36           2,810,605

South Africa
   Computer Services                                                    1.00             522,370
   Internet Software                                                    0.45             237,823
   Networking Products                                                  1.01             529,326
   Oil                                                                  0.74             390,409
   Paper Products                                                       0.73             385,248
   Precious Metals                                                      0.83             436,913
                                                                       -------------------------------------
Total South Africa                                                      4.76           2,502,089

Taiwan
   Computer Services                                                    1.21             634,125
   Electronic Components                                                8.10           4,252,377
   Networking Products                                                  1.22             640,174
   Steel                                                                0.39             202,760
                                                                       -------------------------------------
Total Taiwan                                                           10.92           5,729,436

Turkey
   Appliances                                                           0.50             261,799
   Banking                                                              2.03           1,063,401
   Financial Services                                                   1.57             823,042
   Publishing                                                           0.59             311,007
                                                                       -------------------------------------
Total Turkey                                                            4.69           2,459,249

              Nicholas-Applegate Institutional Investors Fund, LLC
                  Nicholas-Applegate Emerging Countries Series

                   Condensed Schedule of Investments (continued)

                                December 31, 1999

                                                                   PERCENTAGE          MARKET
                       INVESTMENTS IN SECURITIES                  OF NET ASSETS         VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

United States
   Cable Television                                                     0.63%        $   330,400
   Telecommunications                                                   0.97             506,625
                                                                       -------------------------------------
Total United States                                                     1.60             837,025

Virgin Islands
   Telephone                                                            0.72             378,000
                                                                       -------------------------------------
Total Virgin Islands                                                    0.72             378,000
                                                                       -------------------------------------

TOTAL INVESTMENTS IN SECURITIES (COST $35,995,209)                     99.13%        $52,034,218
                                                                       -------------------------------------
                                                                       -------------------------------------

SEE ACCOMPANYING NOTES.

                Nicholas-Applegate Institutional Investors Fund, LLC
                    Nicholas-Applegate Emerging Countries Series

                              Statement of Operations

                        For the period from April 12, 1999
                           (commencement of operations)
                            through December 31, 1999

Investment income:
   Interest                                                                          $   47,481
   Dividends (net of foreign taxes withheld of $22,670)                                 252,415
                                                                                     --------------------
Total investment income                                                                 299,896

Investment expenses:
   Professional fees                                                $   (190,512)
   Management fees                                                      (283,312)
   Interest expense                                                       (3,206)
   Miscellaneous expense                                                (458,014)
                                                                      --------------
Total investment expense                                                                   (935,044)
                                                                                        --------------------
Net investment expense                                                                     (635,148)

Net realized gain on investments and foreign currency                  3,764,802
Net change in unrealized appreciation on investments
and foreign currency                                                  15,919,972
                                                                      -------------------
Net realized and unrealized gain on investments and foreign currency
                                                                                         19,684,774
                                                                                        --------------------
Net increase in net assets resulting from operations                                    $19,049,626
                                                                                        --------------------
                                                                                        --------------------

SEE ACCOMPANYING NOTES.

                Nicholas-Applegate Institutional Investors Fund, LLC
                    Nicholas-Applegate Emerging Countries Series

                        Statement of Changes in Net Assets

                        For the period from April 12, 1999
                           (commencement of operations)
                            through December 31, 1999

Increase in net assets from operations:
   Net investment expense                                                            $   (635,148)
   Net realized gain on investments and foreign currency                                3,764,802
   Net change in unrealized appreciation on investments and foreign currency           15,919,972
                                                                                     ----------------------
Net increase in net assets resulting from operations                                   19,049,626

Member activity:
   Member contributions                                                                33,442,603
                                                                                     ----------------------
Total increase in net assets                                                           52,492,229

Net assets, beginning of period                                                                -
                                                                                     ----------------------
Net assets, end of period                                                            $  52,492,229
                                                                                     ----------------------
                                                                                     ----------------------

SEE ACCOMPANYING NOTES.

1. ORGANIZATION

The Nicholas-Applegate Institutional Investors Fund, LLC (the Fund) was established in February 1997, pursuant to the Delaware Limited Liability Company Act, by Nicholas-Applegate Capital Management (the Fund Manager and Managing Member of the Fund). The Fund will continue in existence until December 31, 2072, unless terminated earlier as provided for in the Operating Agreement (the Agreement). The Nicholas-Applegate Emerging Countries Series (the Series) of the Fund commenced trading on April 12, 1999.

The Series seeks to maximize long-term capital appreciation by investing primarily in a select portfolio of equity securities of issuers located in emerging markets. Because investments in the Series are designed to be made as an adjunct to investments in the members' separate diversified portfolios, from time to time investments by the Series may not be highly diversified. The Series may adopt a temporary defensive position during adverse market conditions by investing in money market instruments, including short-term U.S. government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and repurchase agreements.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The Series uses the accrual basis of accounting. Accordingly, income and expenses are recorded as earned and incurred, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH AND FOREIGN CURRENCIES

Foreign currency cash balances are translated into U.S. dollars at the New York closing exchange rate for each currency on December 31, 1999.

SECURITIES TRANSACTIONS

Securities transactions are recorded on a trade-date basis. Realized gains and losses from securities transactions are computed using the high cost basis of the securities.

All securities owned are valued on the basis of quotations from the primary markets in which the respective securities are traded and are translated into U.S. dollars at the New York closing exchange rate of each currency on December 31, 1999. Foreign security transactions are denominated in foreign currencies and translated at the closing rate in effect at the date of such transactions. As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. The Series does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Included in the market value of each position is the unrealized foreign exchange gain or loss.

INCOME TAXES

No provision for federal or state income taxes is made in the accompanying financial statements since the Series is not subject to income taxes. The members are required to include their proportionate share of income in their own tax returns.

3. ALLOCATIONS OF PROFITS AND LOSSES TO MEMBERS

The Agreement provides that all members share in the profits and losses of the Series in proportion to their membership interest on the first day of each fiscal period, as defined (usually monthly), except that no member will become liable for obligations of the Series in excess of his capital contributions and profits, if any, net of withdrawals. Profits and losses are allocated on the last day of each fiscal period.

4. RELATED PARTY TRANSACTIONS

Pursuant to the Agreement, the Fund Manager is compensated, quarterly, for investment advisory and management services by the members of the Series. The management fees are charged at an annual rate of 1% of members' capital calculated as of the last day of each calendar month. For the period from April 12, 1999 through December 31, 1999, the Fund Manager earned fees of $283,312 from the Series for advisory and management services.

The Fund Manager's interest in the Series as of December 31, 1999, was approximately $400,000.

5. CONCENTRATION OF CREDIT RISK

As of December 31, 1999, the Series held 98% of its net assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Series' net assets. It is the Series' policy to continuously monitor these risks.

                          SUPPLEMENTARY INFORMATION

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


Capital value as of April 12, 1999                                                  $      -

Net increase in net assets resulting from operations                                   83,571


Contributions                                                                         318,339


Withdrawals                                                                                 -


                                                                                     --------------------
Capital value as of December 31, 1999                                                $401,910
                                                                                     --------------------
                                                                                     --------------------

THESE FIGURES ARE NOT TO BE USED FOR INCOME TAX PURPOSES.

SEE ACCOMPANYING REPORT OF INDEPENDENT AUDITORS.

COUNTY OF SANTA BARBARA


Capital value as of April 12, 1999                                                   $          -
Net increase in net assets resulting from operations                                   18,862,197


Contributions                                                                          33,228,122


Withdrawals                                                                                     -


                                                                                   --------------------
Capital value as of December 31, 1999                                                $ 52,090,319
                                                                                   --------------------
                                                                                   --------------------

THESE FIGURES ARE NOT TO BE USED FOR INCOME TAX PURPOSES.

SEE ACCOMPANYING REPORT OF INDEPENDENT AUDITORS.

                                   APPENDIX C


                               OPERATING AGREEMENT


                 FIRST AMENDED AND RESTATED OPERATING AGREEMENT
                                       OF
              NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC
                    with respect to Emerging Countries Series

         This First Amended and Restated Operating Agreement ("Operating Agreement") is entered into by the executing parties hereto as of June __, 2000.

         WHEREAS, the undersigned parties have been advised that the Nicholas Applegate Institutional Investors Fund, LLC has been formed as a limited liability company under the laws of the State of Delaware ("Company") for the purposes set forth herein; and

         WHEREAS, the undersigned parties desire that the Emerging Countries Series be registered with the U.S. Securities and Exchange Commission as a closed-end investment company under the 1940 Act.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto (collectively the "Members" and individually each a "Member," which terms shall also include any persons hereafter admitted to the Company) with respect to the Emerging Countries Series agree that solely with respect to the Emerging Countries Series, that the Operating Agreement shall be amended and restated as set forth herein:

                                     1

                          DEFINITIONS AND ORGANIZATION

         1.1 DEFINITIONS. The following capitalized terms used in this Agreement shall have the following meanings:

         (a) "ACT" shall mean the Delaware Limited Liability Company Act, as amended from time to time.

         (b) "AGREEMENT" shall mean this Operating Agreement, as amended from time to time.

         (c) "BOARD OF TRUSTEES" shall have the meaning described below in paragraph 1.8.

         (d) "CERTIFICATE" shall mean the certificate of formation of the Company as filed with the Delaware Secretary of State, as amended from time to time.

         (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, including the corresponding provisions of any successor law.

         (f) "COMPANY" shall mean Nicholas-Applegate Institutional Investors Fund, LLC.

         (g) "CUSTODIAN" shall mean the custodian of a Series' assets specified in Section 6.7 or any successor thereto appointed pursuant to this Agreement.

         (h) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         (i) "INTEREST" of a Member shall mean the interest of such Member in a Series.

         (j) "MANAGER" shall mean Nicholas-Applegate Capital Management, a California limited partnership.

         (k) "MEMBER(S)" shall have the meaning ascribed to it in the third paragraph of this Agreement.

         (l) "MEMBERSHIP INTEREST" of a Member shall mean the entire ownership interest of such Member in a Series of the Company as determined on each Valuation Date, including any and all rights, powers and benefits accorded a Member under this Agreement and the duties and obligations of such Member hereunder.

         (m) "1940 ACT" shall mean the Investment Company Act of 1940, as amended.

         (n) "PERSON" shall mean and include any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization, government or department or agency thereof, or any other entity.

         (o) "REPRESENTATIVE" shall mean an independent representative of the Company, such as an independent public accountant, designated by the Manager.

         (p) "SERIES" shall mean any series of Membership Interests established by the Manager pursuant to Section 3.13.

         (q) "TREASURY REGULATION" shall mean the applicable provisions of the income tax regulations promulgated under the Code, as amended from time to time, including the corresponding provisions of any successor regulations.

         (r) "VALUATION DATE(S)" shall mean the last business day of each calendar month and any other day which the Manager may, in its sole discretion, fix from time to time in advance.

         1.2 NAME. The name of the Company shall be "Nicholas-Applegate Institutional Investors Fund, LLC". All business of the Company shall be conducted under such name. The Manager may change the name of the Company with 10 days' prior written notice to all Members.

         1.3 REGISTERED OFFICE AND REGISTERED AGENT. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Manager may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent named in the Certificate or such other Person or Persons as the Manager may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Manager may designate from time to time, which need not be in the State of Delaware, and the Company shall maintain there the records required to be maintained under Section 18-305 of the Act, and shall keep the street address of such principal office at the registered office of the Company in the State of Delaware. The Company may have such other offices as the Manager may designate from time to time.

         1.4 PURPOSE. The purpose of the Company shall be to conduct, operate and carry on the business of a private investment company and specifically, with respect to the Emerging Countries Series, to conduct, operate and carry on the business of a registered closed-end diversified management investment company. In furtherance of the foregoing, it shall be the purpose of the Company with respect to the Emerging Countries Series to do everything necessary, suitable, convenient or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental or may appear conducive or expedient for the accomplishment of the business of a private investment company registered under the 1940 Act as a closed-end fund and which may be engaged in or carried on by a limited liability company organized under the Act, and in connection therewith the Company shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware limited liability company.

         1.5 TERM. The Company shall continue in existence from the date hereof until December 31, 2072, or until the Company is terminated pursuant to Article 9, whichever shall occur earlier.

         1.6 FISCAL YEAR. The fiscal year of the Company shall be the calendar year unless otherwise required by the Code.

         1.7 LIMITATION ON LIABILITY. (a) The Members shall not be bound by, or be personally liable for, the expenses, liabilities or obligations of the Company; and the liability of each Member shall be limited solely to the amount of its capital account as provided under Article 3.

         (b) In accordance with the provisions of the Act, a Member who has received the return of all or part of its capital account with respect to a Series, at a time when such Member knows or has reason to know that the liabilities of such Series (other than liabilities to Members on account of their Membership Interests and non-recourse liabilities) exceeded the fair value of the assets of such Series (other than the portion of such value attributable to non-recourse liabilities), may be liable to the Company for the return of such distribution.

         1.8 BOARD OF TRUSTEES. Subject to the provisions of this Operating Agreement, the business of the Company, with respect to the Emerging Countries Series, shall be managed by the Board of Trustees, and the Board of Trustees shall have all powers necessary or convenient to carry out that responsibility on behalf of the Company, with respect to the Emerging Countries

Series. The Board of Trustees shall consist of not less than two persons and sixty percent (60%) or less of whom may include "interested persons" as defined in Section 2(a)(13) of the 1940 Act.

         1.9 MANAGER. Subject to the oversight of the Board of Trustees, with respect to the Emerging Countries Series, the Manager has responsibility for the day-to-day operation of the Company. The Manager may make capital contributions to the Company in its own name.

                                       2

                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS OF THE MEMBERS. Each Member hereby represents and warrants to each other Member as follows:

         (a) If an entity, the Member is duly organized, validly existing and in good standing under the laws of the state of its organization and has the requisite power and authority to execute, deliver and perform its obligations under this Agreement, and the Agreement has been duly authorized and approved by all required action of the Member.

         (b) This Agreement has been duly executed and delivered on behalf of the Member.

         2.2 REPRESENTATIONS OF THE MANAGER. The Manager hereby represents and warrants to each other Member as follows:

         (a) The Manager is a partnership duly organized, validly existing and in good standing under the laws of the State of California. The Manager has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and approved by all required corporate action of the Manager.

         (b) This Agreement has been duly executed and delivered on behalf of the Manager.

                                       3

                        CAPITAL ACCOUNTS AND ALLOCATIONS

         3.1 CAPITAL CONTRIBUTIONS. Upon the execution of this Agreement, each Member, other than the Manager, shall make a minimum capital contribution to the Company in cash of $10,000,000 (or such lesser amount as shall be determined by the Manager) for each Series in which such Member acquires a Membership Interest, in exchange for its Membership Interest. A capital account with respect to each Series in which such Member has an Interest shall be established and maintained for each Member in accordance with the rules set forth in Treasury Regulation Section 1.704-1(b)(2)(iv).

         3.2 ADDITIONAL CONTRIBUTIONS. No Member shall be required to make any additional capital contributions to the Company. A Member may make subsequent capital contributions of cash to the Company with respect to any Series in which such Member has an Interest in a minimum amount of $100,000 (or such lesser amount as shall be determined by the Manager) as of the end of any calendar month or such other date or dates as the Manager may permit in its sole discretion. Additional contributions by a Member as of a day other than a Valuation Date shall be held by the Custodian in a sub-custodial account on behalf of such Member, and such amounts, together with earnings thereon, shall be invested in the Company as of the next subsequent Valuation Date.

         3.3 RETURN OF CAPITAL. Except as expressly provided in the Operating Agreement, and in the Prospectus for the Emerging Countries Series, no Member shall be entitled to withdraw any part of its capital contribution, to receive interest or other earnings on its capital contribution, or to receive any distributions from the Company, nor shall any Member have priority over any other Member either as to the return of such Member's capital or as to profits, losses or distributions.

         3.4 OPENING CAPITAL ACCOUNTS. There shall be established for each Member on the books of the Company, as of the first day of each calendar month or such other date within a particular month which the Manager may determine in its sole discretion (each such period since the last such date is hereinafter called a "Fiscal Period"), an opening capital account (an "Opening Capital Account") with respect to each Series in which such Member has an Interest. The Opening Capital Account of each Member for the Fiscal Period during which such Member was admitted to the Company with respect to a Series shall be an amount equal to such Member's contribution to the capital of the Company pursuant to
Section 3.1 with respect to such Series. The Opening Capital Account of each Member for each other Fiscal Period with respect to such Series shall be an amount equal to the Closing Capital Account of such Member with respect to such Series (determined as provided in Section 3.6) for the next preceding Fiscal Period, plus the amount of any additional contribution to the capital of the Company made by such Member with respect to such Series as of the beginning of such other Fiscal Period pursuant to Section 3.2, less any withdrawals made by such Member or any distributions made to such Member as of the last day of the next preceding Fiscal Period pursuant to Article 5 with respect to such Series.

         3.5 COMPANY PERCENTAGES. There shall be established for each Member on the books of the Company, as of the first day of each Fiscal Period, a company percentage (a "Company Percentage") for such Fiscal Period with respect to each Series in which the Member has acquired an Interest. The Company Percentage of each Member for each Fiscal Period with respect to such Series shall be determined by dividing the amount of such Member's Opening Capital Account for such Fiscal Period with respect to such Series by the sum of the Opening Capital Accounts of all the Members for such Fiscal Period with respect to such Series. The sum of the Company Percentages for each Fiscal Period with respect to each Series shall equal 100 percent. The Company Percentages for each Fiscal Period shall be set forth in a schedule which shall be filed with the records of the Company. Each Member shall have and own during any Fiscal Period an undivided interest in the property of such Series equal to such Member's Company Percentage.

         3.6 CLOSING CAPITAL ACCOUNTS; BOOK ALLOCATIONS. There shall be established for each Member on the books of the Company, as of the last day of each Fiscal Period, a closing capital account (a "Closing Capital Account") for such Fiscal Period with respect to each Series in which the Member has acquired an Interest determined by adjusting the Opening Capital Account of such Member for such Fiscal Period with respect to such Series in the following manner and order:

         (a) There shall be determined as of the close of business on the last day of such Fiscal Period with respect to such Series, in accordance with
Section 3.7 and Section 7.1, an amount (the "Aggregate Capital Amount") equal to the excess of:

                  (i) the fair market value of all assets of the Series, including (but not limited to) securities, cash, receivables, prepaid expenses and deferred charges and fixed assets, over

                  (ii) the amount of all proper liabilities of the Series, including (but not limited to) notes and accounts payable, accrued expenses and deferred income.

         (b) If the Aggregate Capital Amount of a Series is less than the aggregate amount of the Opening Capital Accounts of such Series (the difference between the Aggregate Capital Amount and the aggregate amount of the Opening Capital Accounts being, in such circumstance, a "Net Capital Depreciation"), such Net Capital Depreciation shall be allocated to the Members holding Interests in such Series in proportion to their respective Company Percentages in such Series.

         (c) If the Aggregate Capital Amount of a Series is greater than the aggregate amount of the Opening Capital Accounts of such Series (the difference between the Aggregate Capital Amount and the aggregate amount of the Opening Capital Accounts being, in such circumstance, a "Net Capital Appreciation"), such amount shall be allocated to the Members holding Interests in such Series in proportion to their respective Company Percentages in such Series. The total amount allocated to any Member pursuant to this subsection (c) with respect to a Series is referred to herein as such Member's "Allocable Profit" with respect to such Series for such period.

         3.7 VALUATION OF SECURITIES. All securities and other property of the Company with respect to the Emerging Countries Series shall be assigned such fair market values as the Manager shall determine in its good faith, in accordance with procedures and guidelines established by the Board of Trustees, and such values shall be final and conclusive as to all Members.

         3.8 ALLOCATIONS FOR TAX PURPOSES. (a) In each fiscal year, items of income, deduction, gain, loss, or credit that are recognized for income tax purposes with respect to each Series shall be allocated pursuant to Treasury Regulations Section 1.704-1(b) among the Members holding Interests in such Series in such manner as to reflect equitably amounts credited to or debited against each Member's capital account in such Series pursuant to Section 3.6, whether in such fiscal year or in prior fiscal years. To this end, the Company shall establish and maintain records which shall show the extent to which the Closing Capital Account of each Member in such Series shall, as of the last day of each fiscal year, be comprised of amounts that have not been reflected in the taxable income of such Member. Allocations shall be made in accordance with the principles of Section 704(c) of the Code and in conformity with the provisions of Treasury Regulations Section 1.704-1(b)(2)(iv)(f)(1) through (5), 1.704-1(b)(4)(i), and 1.704-3 or any successor provisions, such that, to the extent possible, realized gains and losses of the Series are allocated to those who were Members in the periods during which such gains and losses accrued in proportion to their holdings during such period. At the Manager's sole discretion, the Series may aggregate realized gains and losses for this purpose in any matter permitted by Treasury Regulation Section 1.704-3.

         (b) Notwithstanding any of the foregoing provisions to the contrary, if a Member withdraws capital from a Series during a fiscal year, the Manager, in the Manager's exclusive discretion, may elect to make allocations of taxable income and loss with respect to such Series as follows: (i) taxable income may first be allocated to each Member who has withdrawn all or part of such Member's capital account in that fiscal year, to the extent that such withdrawal exceeds such Member's adjusted tax basis in such Member's Interest in the Series immediately prior to such withdrawal (if more than one capital account has been so withdrawn in full or in part, such allocations, if made, shall be made to the extent of and in proportion to such differences); (ii) taxable loss may first be allocated to each Member who has withdrawn all of such Member's capital account in that fiscal year, to the extent that such Member's adjusted tax basis in such Member's Interest in the Series exceeds that capital account immediately prior to such withdrawal (if more than one capital account has been so withdrawn, such allocations, if made, shall be made to the extent of and in proportion to such differences); and (iii) taxable income and loss may thereafter be allocated as provided in subparagraph (a) hereof.

         (c) Any elections or other decisions relating to such allocations shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this Agreement. The Manager, at its option, may cause the Series to elect, pursuant to Code Section 754, to adjust the basis of Series property in the case of a distribution of Series property or a transfer of a Membership Interest. Allocations pursuant to this section 3.8 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any capital account or share of profits, losses or other items of any Member, or distributions to any Member, pursuant to any provision of this Agreement.

         (d) Notwithstanding the foregoing, in the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or
1.704-1(b)(2)(ii)(d)(6), items of Series income (including gross income) and gain shall be specially allocated to such Member in an amount and manner sufficient to eliminate the deficit balance in his Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Series or upon liquidation of his Membership Interest and (ii) his share of the Minimum Gain (as defined in Treasury Regulations Section 1.704-1(b)(4)(iv)(c))) created by such adjustments, allocations or distributions as quickly as possible. Any special allocations of income and gain pursuant to this Subsection 3.8(d) shall be taken into account in computing subsequent allocations of income and gain pursuant to this Article 3, so that the net amount of any items so allocated and the income, gain, loss, deduction and all other items allocated to each Member pursuant to this Article 3 shall, to the extent possible, equal the net amount that would have been allocated to each such Member pursuant to the provisions of this Article 3 if such special allocations had not been made.

         3.9 DETERMINATION BY MANAGER OF CERTAIN MATTERS. (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Section 3.6, and the items of income, gain, deduction, loss and credit to be determined and allocated pursuant to
Section 3.8, including the taxes thereon and accounting procedures applicable thereto, shall be determined by the Manager in its sole discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement, and such determinations and allocations shall be final and binding on all the Members. The Members agree that any interest deduction available to the Company with respect to the application of Section 7872, Section 482 or Section 1274 of the Code shall be specially allocated to those Members that are required to include the corresponding interest in their taxable income.

         (b) The Manager shall be the "tax-matters partner" of the Company within the meaning of Section 6231(a)(7) of the Code. No Member shall assert a position in respect of matters relating to Company income, gain, loss, deduction or credit inconsistent with the returns of the Company prepared or signed by the Manager.

         3.10 SPECIAL ALLOCATION OF "HOT ISSUES". If necessary and to the extent permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD") and the 1940 Act, the Company shall specially allocate to eligible Members any long-term or short-term gains or losses, or net income or loss of any kind, attributable to direct or indirect purchases by or on behalf of the Emerging Countries Series of "hot issues" (as defined in such rules). An eligible Member for this purpose shall be any Member who the Manager believes is not prohibited by the NASD rules from acquiring such issues. The Manager believes that allocations of by the Manager of "hot issues" to the Emerging Countries Series are permitted by the NASD's Conduct Rules.

         3.11 SERIES. Without limiting the authority of the Manager set forth in this Section 3.11 to establish and designate any further Series, the Manager hereby establishes and designates the Emerging Countries Series. The following provisions shall be applicable to such Series and any further Series that may from time to time be established and designated by the Manager:

         (a) All consideration received by the Company for the issue or sale of Membership Interests of a particular Series together with all property in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Company. In the event that there is any property, or any income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Manager shall allocate them among any one or more of the Series established and designated from time to time in such manner and on such basis as the Manager, upon approval by the Board of Trustees, deems fair and equitable. Each such allocation by the Manager shall be conclusive and binding upon the Members for all purposes.

         (b) The property belonging to each particular Series shall be charged with the liabilities of the Company in respect of that Series and all expenses, costs, charges and reserves attributable to that Series, and any general liabilities, expenses, costs, charges or reserves of the Company which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Manager to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Manager, upon approval by the Board of Trustees, deems fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Manager shall be conclusive and binding upon the Members for all purposes. The Manager shall have full discretion, to the extent not inconsistent with the Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Members. Without limitation of the foregoing provisions of this Section, but subject to the right of the Manager in its discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of any other Series. Notice of this limitation on inter-Series liabilities may, upon approval by the Board of Trustees and in the Manager's discretion, be set forth in the certificate of formation of the Company (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Act, and upon the giving of such notice in the certificate of formation, the statutory provisions of Section 18-215(b) of the Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 18-215(b) of setting forth such notice in the certificate of formation) shall become applicable to the Company and each Series. Every note, bond, contract or other undertaking issued by or on behalf of a particular Series shall include a recitation limiting the obligation represented thereby to that Series and its assets.

         (c) Distributions with respect to Membership Interests of a particular Series may be paid with such frequency as the Manager may determine, to the holders of Interests in that Series, from such of the income and capital gains, accrued or realized, from the property belonging to that Series as the Manager may determine, after providing for actual and accrued liabilities belonging to that Series. All distributions with respect to Membership Interests in a particular Series shall be distributed pro rata to the holders of Membership Interests in that Series in proportion to their Capital Account balances in that Series at the date and time of record established for the payment of such dividends or distribution.

         (d) The Membership Interests in a Series of the Company shall represent beneficial interests in the property belonging to such Series. Upon reduction or withdrawal of a Member's Membership Interests in a Series or indemnification for liabilities incurred by reason of being or having been a holder of Membership Interests in a Series, such Member shall be paid solely out of the funds and property of such Series. Upon liquidation or termination of a Series, holders of Membership Interests in such Series shall be entitled to receive a pro rata share of the property belonging to such Series. A holder of Membership Interests in a particular Series shall not be entitled to participate in a derivative or class action lawsuit on behalf of any other Series or the holders of Interests in any other Series of the Company.

         (e) The establishment and designation of any Series other than the initial Series referred to above shall be effective upon the approval of the Board of Trustees and execution by the Manager of an instrument setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. At any time that there are no Membership Interests outstanding of any particular Series previously established and designated, the Manager may, upon approval of the Board of Trustees and by an instrument executed by the Manager, abolish that Series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Agreement.

                       ADMISSION AND WITHDRAWAL OF MEMBERS

         4.1 ADMISSION OF MEMBERS. The Manager may admit new Members to any Series of the Company from time to time solely within its discretion. A new Member shall be admitted to such Series as of the first Valuation Date following acceptance by the Manager, provided that such Person (i) has agreed in writing to be bound by the terms of this Agreement, and (ii) has delivered such additional documentation, including a prospectus, as the Manager shall reasonably require or which may be required under applicable law in order to admit such new Member to the Company.

         4.2 WITHDRAWAL OF MEMBERS. (a) A Member shall have the right at any time, upon not less than thirty (30) days' prior written notice to the Company, to withdraw voluntarily from any Series of the Company as of the last day of each calendar month; provided, however, that the Manager may withdraw from the Company only with ninety (90) days' prior written notice to the Company and the other Members. The Manager shall have the right, in its sole discretion, to permit any Member to withdraw from the Company at any other time.

         (b) The Manager shall also have the right to require any Member to withdraw from the Company or any Series at any time if the Manager shall determine, in its sole and absolute discretion, that such withdrawal will be in the best interests of the Company, in accordance with the provisions of Section 5.2, provided such action with respect to the Emerging Countries Series is permitted by the 1940 Act.

         (c) The withdrawal of a Member other than the Manager shall not dissolve the Company.

                                        5

                             REDEMPTION OF INTERESTS

         5.1 RIGHT TO REDEEM INTERESTS. Each Member shall have the right, on the terms and conditions set forth herein, to cause the Company to redeem all or part of such Member's Membership Interest in any Series as of the applicable Valuation Date, as provided in Section 5.4, by delivery of a written notice (a "Redemption Notice") to the Manager of its intention to so cause a redemption; provided, however, that except with the consent of the Manager no Member may redeem part of its Membership Interest in any Series if such Member's adjusted capital account balance in such Series on the applicable Valuation Date for the redemption is less than $5,000,000 (or the amount of his initial contribution to such Series, if less) unless such redemption, with respect to the Emerging Countries Series is permitted under the 1940 Act.

         5.2 DISTRIBUTIONS; RIGHT TO COMPEL REDEMPTION OF INTERESTS. (a) The Manager shall have the right, in its sole discretion, to make distributions to the Members, as of the last day of any calendar month, of amounts credited to the capital accounts of the Members, in cash or in kind.

         (b) The Manager may require any Member to redeem its Interest in any Series, or to reduce its Interest therein, at any time. With respect to the Emerging Countries Series, such required redemptions will only be accomplished if permitted under the 1940 Act. Such Member shall be provided with written notice, which notice shall include the date on which the redemption is to take effect. A redemption effected by such means shall not require any further action by the redeeming Member, shall be effected on the date specified in the notice and, unless such redemption is required as a result of any misrepresentation by the Member to the Company or any breach by the Member of this Operating Agreement, shall be effected without any redemption charge or fee.

         5.3 REDEMPTION VALUE. The value that the Company shall be obligated to pay to any Member electing to redeem all of its Membership Interest in a Series pursuant to Section 5.1 (or treated as electing to do so) shall be the amount of such Member's capital account balance in such Series as of the applicable Valuation Date for the redemption as provided in Section 5.4. The value that the Company shall be obligated to pay to any Member electing to redeem part of its Membership Interest in a Series pursuant to Section 5.1 (or treated as electing to do so) shall be the amount subject to such Member's Redemption Notice.

         5.4 MECHANICS OF REDEMPTION. (a) A redemption may be made as of the end of any calendar month, provided that a Redemption Notice has been received by the Manager at least thirty (30) days before the Valuation Date, and no such direction may be revoked, unless permitted in whole or in part by the Manager. The redemption value shall be paid by the thirtieth (30th) business day after the applicable Valuation Date ("Redemption Date"). All redemptions shall be made in cash unless the Manager decides to make a redemption in kind or partly in kind. If the Manager decides to make a redemption in kind or partly in kind, the value of such property shall be determined by the Manager (in accordance with procedures and guidelines established by the Board of Trustees with respect to the Emerging Countries Series as of the applicable Valuation Date, and such Member shall receive such investments held by the Company as may be determined by the Manager. Such distribution need not be a proportionate interest in each investment held by the Series, so long as the distribution otherwise satisfies the requirements of applicable law, including, without limitation, ERISA. The redeeming Member shall receive the redemption value less any fees charged under this Operating Agreement.

         Notwithstanding the foregoing, in the event the Manager determines that such redemption cannot be effected within the time prescribed hereinabove, the Manager shall notify the Member of the same and shall effect the designated redemption within such reasonable period of time as the Manager may deem appropriate.

         (b) A redeeming Member shall execute such documents as the Manager shall reasonably request to evidence the partial or full redemption of his Membership Interest.

         5.5      REDUCTION OF CAPITAL OF MANAGER.

         Notwithstanding anything to the contrary contained in this Agreement, any bona fide capital distributions or withdrawals representing bona fide reductions in the capital investment of the Manager or any affiliate of the Manager from the Company with respect to any Series pursuant to this Article 5 or otherwise shall be made in accordance with the following procedure:

         (a) The Manager shall send to the Representative (who shall provide a copy to the Custodian of the Series' funds) a request for such distribution or withdrawal containing information sufficient for the Representative to calculate the correct amount of the capital account balances.

         (b) The Representative shall authorize the Custodian in writing to make the requested transfer.

         (c) The Custodian shall send to the Representative and the Company, at least quarterly, a statement indicating all amounts disbursed from the Series' account pursuant to such requests.

                                       6

                                   OPERATIONS

         6.1 EXCLUSIVE AUTHORITY TO MANAGE. (a) Except as provided in the Act, the 1940 Act or as expressly provided herein and in the Prospectus for the Emerging Countries Series and the Custodian Agreement, the Manager shall be the "manager" of the Company for purposes of the Act and the 1940 Act, and shall have, subject to its initial and on going approval by the Board of Trustees, with respect to the Emerging Countries Series, the exclusive power and authority over the conduct of the Company's business, operations and affairs. The Manager is hereby authorized and empowered by the Board of Trustees, to perform all acts, and to enter into and to perform all contracts and other undertakings, which the Manager may in its sole discretion deem necessary or advisable, or which are incidental, to carry out the purpose of the Company. In addition, the Manager shall be entitled to take any other action on behalf of the Company required to cause the Company to be in compliance with any applicable governmental regulations. Any action taken by the Manager shall constitute the act of, and serve to bind, the Company.

         (b) Persons dealing with the Company are entitled to rely conclusively upon the power and authority of the Manager as herein set forth and upon the certificate of the Manager to the effect that it is then acting as the Manager and has authority to act on the Company's behalf.

         (c) The Manager shall use its best efforts to carry out the objects and purposes of the Company and shall cause its employees to devote to such objects and purposes such of their time, skill and attention during normal business hours as the Manager shall deem necessary or desirable; provided, however, that nothing contained in this Section 6.1 shall preclude the Manager or any affiliate of the Manager from acting, consistent with the foregoing, as a director, officer or employee of any corporation, a trustee of any trust, a partner of any partnership, or an administrative official of any other business entity, or from receiving any compensation or participating in any profits in connection with any of the foregoing, or from trading in securities for his own account or the account of others (including without limitation in securities which are the same as or different from those traded in or held by the Company), and neither the Company nor any other Member shall have any right to participate in any manner in any profits or income earned or derived by the Manager or any affiliate of the Manager from or in connection with the conduct of any such business venture or activity.

         6.2 MEMBERS. Except as provided in the Act or, with respect to the Emerging Countries Series, the 1940 Act or as otherwise expressly provided in this Agreement, the Members shall take no part in the conduct, management, operation or control of the Company or the Company's business and shall have no authority or power to act for or to bind the Company. No Member shall take any action on behalf of the Company or in any way commit the Company to any agreement or obligation and the Members shall have no right, power or authority to do any of the foregoing.

         6.3 COMPANY EXPENSES. Except as set forth in Section 6.4, the Company shall bear all expenses of its operation which the Manager deems necessary or appropriate. The Company's expenses shall include (without limitation) legal expenses, accounting and auditing fees, administrative expenses, custodial expenses, expenses incurred in the purchase and sale of Company investments, expenses incurred in connection with the offer and sale of Interests, and extraordinary expenses such as costs of litigation, as determined by the Manager in its sole discretion. All Company expenses attributable to a Series shall be borne solely by that Series, and all other Company expenses shall be allocated among such Series and on such basis as the Manager shall determine.

         6.4 PORTFOLIO MANAGEMENT. (a) The portfolio investments of each Series shall be managed by the Manager. For providing investment management services to the Emerging Countries Series, the Manager shall receive the investment management fees specified in the Prospectus for that Series. For providing investment management services to each other Series, the Manager shall receive a management fee determined for each Member investing in such Series pursuant to a separate written agreement between the Manager and such Member.

         (b) Except for the Emerging Countries Series, the Manager shall receive no separate management fee from the Company.

         (c) Notwithstanding anything to the contrary contained in this Agreement, any fees payable to the Manager or any affiliate of the Manager (the "Payee") by the Company pursuant to this Section 6.4 or otherwise with respect to a Series shall be paid in accordance with the following procedure:

                  (i) The Payee shall send to a Representative, and simultaneously to the Custodian, a statement setting forth the amount of the fee, the value of the Series' assets on which the fee was based, and the specific manner in which the fee was calculated.

                  (ii) The Representative shall provide independent written verification of the accuracy of the calculation of such fees to be paid directly from the Series' account held by the Custodian before such fees may be disbursed.

                  (iii) The Custodian shall send to the Representative and the Company a statement, at least quarterly, that indicates all amounts disbursed from the Series' account, including the amount of fees paid directly to the Payee.

         6.5 PORTFOLIO TRANSACTION FEE. Upon a Member's capital contribution to a Series or redemption of all or part of a Member's Interest in such Series, the Company may, in the discretion of the Manager, impose a fee on such Member in order to ensure that the Member bears the transaction costs, if any, which the Manager determines are incurred in connection with the purchase or sale of portfolio securities of the Series as a result of such contribution or redemption.

         6.6 INDEMNIFICATION AND LIABILITY. (a) To the maximum extent permitted by applicable law, the Manager shall not be liable to the Company or the Members
(i) for mistakes of judgment or for any act or omission suffered or taken by it, or for losses due to any such mistakes, action or inaction, except to the extent of its willful misfeasance, bad faith or gross negligence, or (ii) for the willful misfeasance, gross negligence, bad faith or other conduct of any independent contractor of the Company selected by the Manager, provided that such independent contractor was selected, engaged or retained and continued in good faith and in a manner reasonably believed to be in the best interests of the Company.

         (b) Except as set forth in subparagraph (a) of this Section 6.6, to the maximum extent permitted by applicable law, the Company shall indemnify the Manager against and hold the Manager harmless from, all liabilities and claims (including reasonable attorneys' fees and expenses in defending against such liabilities and claims) arising from the performance of its duties in conformance with the terms of this Agreement.

         (c) The Manager may consult with legal counsel or accountants selected by the Manager and, to the maximum extent permitted by applicable law, any action or omission suffered or taken in good faith in reliance on, and in accordance with, the written opinion or advice of any such counsel or accountants (provided such counsel or accountants have been selected with reasonable care), shall constitute full protection and justification with respect to the action or omission so suffered or taken.

         (d) Except as set forth in subparagraph (a) of this Section 6.6, the Manager shall not be personally liable for the return of all or any part of a Member's capital contribution or payment of any amounts allocated to it or credited to its capital accounts.

         (e) Subject to the provisions of subparagraph (b) hereof, the Company shall indemnify each Member for all costs, losses, liabilities and damages paid or accrued by such Member in connection with the business of the Company, to the fullest extent provided or allowed by law.

         6.7 CUSTODIAN. (a) All assets of the Company shall be held in custody by one or more qualified custodian or brokerage firms independent of the Manager and selected by the Manager and, with respect to the Emerging Countries Series, approved by the Board of Trustee.

         (b) Each Custodian shall transfer Company funds upon the direction of officers or employees of the Manager who are authorized signatories for the Company's account, only as follows:

                  (i) To a trust company or bank trust department, brokerage firm, or investment adviser that, to the best of the Custodian's knowledge, is independent of the Manager or its affiliates, for the account of the Company or any Series.

                  (ii) To the Members named on a list provided by the Manager, except that transfers to the Manager or its affiliates shall be made in compliance with Sections 5.5 and 6.4(b).

                  (iii) To third persons, who, to the best of the Custodian's knowledge, are independent of the Manager and its affiliates, in payment of the fees or charges of such third persons (including but not limited to the attorneys for the Company and Custodian), or for any other purpose that, to the best of the Custodian's knowledge, is legitimately associated with the management of the Company.

                  (iv) In the course of portfolio purchases and sales, provided that such transfer is made on a payment against delivery basis, and in the course of capital contributions and withdrawals in respect of Membership Interests.

                  (v) To the Manager in compliance with Section 6.4.

                                       7

                                   ACCOUNTING

         7.1 BOOKS AND RECORDS. The Manager shall cause to be maintained books of account of the Company, and all other records necessary, convenient, or incidental to the business of the Company. The books of account of the Company shall be maintained on the accrual basis method of accounting in accordance with generally accepted accounting principles consistently applied.

         7.2 REPORTS. (a) Not later than 90 days after the end of each fiscal year of the Company, the Manager shall deliver to each Member such information as shall be necessary for the preparation by such Member of such Member's Federal and state income or other tax and information returns.

         (b) The Manager shall cause the following documents to be prepared and distributed to each Member no less often than after the end of each quarter of the calendar year: (i) a statement of the value of the Member's Membership Interest in the Company; (ii) a cash statement of the transaction activity regarding the Members Membership Interest since the end of the previous calendar quarter; and (iii) a portfolio level valuation report, if requested. In addition, customized reports may be made available upon the request and at the expense of any Member.

         (c) If the assets of the Company are deemed to be the assets of any Member or Members subject to ERISA, the Manager shall, on or before the date prescribed by law, (i) transmit to each member subject to ERISA all information necessary to enable such Member to comply with the requirements of Title I of ERISA, together with an appropriate certification of the accuracy of such information as required by Section 103(a)(2) of ERISA, and (ii) file directly with the U.S. Department of Labor, ("DOL") the information called for by DOL regulations codified at 29 C.F.R. Section 2520.103-12, if such filing procedure is available to the Company.

         (d) The Manager shall cause information regarding any material changes in the Act to be provided to the Members as promptly as practicable, and shall provide the members with reports on any other changes in such Act from to time as the Manager shall, in its sole discretion, deem necessary or advisable.

         7.3 INSPECTION OF COMPANY RECORDS. Each Member shall have the right, at all reasonable times during usual business hours, to audit, examine and make copies of, or extracts from, the books of account and other financial records of the Company at its principal place of business. Such right may be exercised through any agent or employee of a Member designated by such Member or by an independent certified public accountant designated by such Member. Each Member shall bear all expenses incurred in any examination made for such Member's account and shall keep all information obtained during such inspection confidential. In the exercise of their rights under this Section, the Members agree that they shall not cause any unreasonable interference with or disruption of the Company's business.

         7.4 DETERMINATIONS BINDING. Any determination made by the Manager with respect to accounting matters shall be final and binding upon the Members and their respective legal representatives.

         7.5 WITHHOLDING. (a) The Manager shall not withhold and pay over to any tax authority any amounts unless the Company is required to withhold under applicable law, on account of a Member's distributive share of the Company's items of income or distributions which are subject to withholding tax pursuant to applicable federal or state law. To the extent that a foreign Member claims to be entitled to a reduced rate of, or exemption from, U.S. withholding tax pursuant to an applicable income tax treaty, or otherwise, the foreign partner shall furnish the Manager with such information and forms as shall be required and are necessary to comply with the Treasury Regulations governing the obligations of withholding tax agents.

         (b) Any amount of withholding taxes withheld and paid over by the Manager with respect to a Member's distributive share of the Company's income or distributions shall be treated as a distribution to such Member and shall reduce the Member's capital account.

                                        8

                                    TRANSFERS

         8.1 ASSIGNABILITY OF MANAGER'S MEMBERSHIP INTERESTS. The Manager shall not sell, assign, or in any manner dispose of, or create or suffer the creation of a security interest in, its Membership Interest in the Company, in whole or in part, nor enter into any agreement as the result of which any Person shall become interested with the Manager therein, except in connection with the merger or consolidation of the Manager, sale or all or substantially all of its assets, assignment to an affiliate, or other reorganization which does not result in a change of actual control or management of the Manager.

         8.2 ASSIGNABILITY OF MEMBERSHIP INTERESTS. Except by will or by operation of law, without the prior written consent of the Manager (which consent may be withheld in its sole discretion), no Member shall sell, assign, or in any manner dispose of, or create or suffer the creation of a security interest in, such Member's Membership Interest in the Company, in whole or in part, nor enter into any agreement as a result of which any Person shall become interested with the Member therein. In no event shall a Member's Membership Interest in the Company, or any part thereof, be assigned or transferred to any Person unless the Manager shall be satisfied in its sole judgment that such assignment or transfer is not in violation of applicable federal and state securities laws. Except as set forth herein, no attempted assignment or transfer of a Member's Membership Interest in the Company, or any part thereof, shall be valid and binding on the Company.

         8.3 SUBSTITUTION OF MEMBER. No assignee of a Member's Membership Interest shall have the right to become a substituted Member unless such assignee shall express such an intention in the related instrument of assignment and the Manager shall, in its sole and absolute discretion, consent in writing to such substitution.

         8.4 LEGAL REPRESENTATIVES. If an individual Member shall die, or if such Member shall be adjudicated an incompetent, such Member's legal representative shall have the rights of an assignee of such Member but shall not have the rights of a substituted Member unless such legal representative is admitted as such pursuant to Section 8.3.

                                       9

               DISSOLUTION, LIQUIDATION AND TERMINATION OF COMPANY

         9.1 TERMINATION OF THE COMPANY. The Company may be dissolved, liquidated and terminated only pursuant to the provisions of this Article 9, and the parties hereby irrevocably waive any and all other rights they may have to cause a dissolution of the Company or a sale or partition of any or all of the Company's assets.

         9.2 DISSOLUTION. Only the following events shall cause the Company to be dissolved, liquidated and terminated:

         (a) The expiration of the term of the Company on December 31, 2072;

         (b) The unanimous election by the Board of Trustees or unanimous election by the Manager and the other Members to so dissolve, liquidate and terminate the Company;

         (c) A dissolution of the Company required under the provisions of
Section 18-801 of the Act;

         (d) The withdrawal, bankruptcy or dissolution of the Manager; or

         (e) The entry of a decree of judicial dissolution under Section 18-802 of the Act.

         9.3 LIQUIDATION. Upon the dissolution of the Company, the business of the Company shall be continued to the extent necessary to allow an orderly winding up of its affairs as promptly as practicable thereafter, and each of the following shall be accomplished:

         (a) The Manager shall cause to be prepared a statement setting forth the assets and liabilities of the Company as of the date of dissolution, a copy of which statement shall be furnished to all of the Members.

         (b) The property of the Company shall be liquidated or distributed in kind by the Manager as promptly as possible, in an orderly, business-like and commercially reasonable manner. The Manager may, in the exercise of its business judgment and if commercially reasonable, determine (i) to sell all or any portion of the property of the Company to a Member, provided that the purchase price is not less than the fair market value of such property as determined in the sole discretion of the Manager or its designee, or to any other Person, and provided further that any such sale does not violate applicable law, including, without limitation, the prohibited transaction provisions of ERISA or the Code, or (ii) not to sell all or any portion of the property of the Company, in which event such property and assets shall be distributed in kind pursuant to subparagraph (d) of this Section 9.3.

         (c) Any gain or loss realized by the Company upon the sale of its property shall be deemed recognized and allocated to the Members in the manner set forth in Article 3. To the extent that an asset is to be distributed in kind, such asset shall be deemed to have been sold at its fair market value on the date of distribution, the gain or loss deemed recognized upon such deemed sale shall be allocated in accordance with Article 3 and the amount of the distribution shall be considered to be such fair market value of the asset.

         (d) The proceeds of sale and all other assets of the Company shall be applied and distributed as follows, and in the following order of priority:

                  (i) To the payment of the debts and liabilities of the Company (including, without limitation, any incentive fees and other amounts payable under this Agreement, and any amounts owed to the Custodian) and the expenses of liquidation or distribution.

                  (ii) To the setting up of any reserves which the Manager shall determine to be reasonably necessary for contingent, unliquidated or unforeseen liabilities or obligations of the Company or the Members arising out of or in connection with the Company. Such reserves may, in the discretion of the Manager, be held by the Manager or paid over to a bank or title company selected by it, in either case to be held by the Manager or such bank or title company as escrow holder or liquidating trustee for the purposes of disbursing such reserves to satisfy the liabilities and obligations described above. Such reserves shall be held for such period as the Manager shall deem advisable, and upon the expiration of such period, any remaining balance shall be distributed as provided in clause (iii) of this subsection.

                  (iii) The balance, if any, to the Members having positive Capital Account balances (after all adjustments thereto otherwise required hereunder), proportionately to their respective positive Capital Account balances (as so adjusted); provided, that in the discretion of the Manager, sale proceeds and assets to be distributed in kind need not be distributed pro rata so long as the aggregate distributions are in the amounts set forth in this Section 9(d)(iii) and the distribution otherwise satisfies the requirements of applicable law, including without limitation, ERISA.

                                  MISCELLANEOUS

         10.1 NOTICES. Any and all notices, demands, consents, approvals, requests or other communications which any Member may desire or be required to give hereunder (collectively, "Notices") shall be by telex or telecopy, confirmed by mail to the Members at their addresses referred to on Exhibit A or such other address as a Member may from time to time designate to the others. Telex or telecopy notice shall be deemed to have been received twenty-four (24) hours after dispatch, but nevertheless it shall be confirmed by mail within twenty-four (24) hours of dispatch. Any Member may designate another address (and/or change its address) for Notices hereunder by a Notice given pursuant to this Section.

         10.2 ENTIRE AGREEMENT. This Agreement constitutes the only agreement between the parties hereto pertaining to the subject matter hereof, and supersedes any and all prior agreements or understandings between the parties hereto pertaining to the subject matter hereof.

         10.3 SECTION HEADINGS. The section headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, or otherwise be used in the interpretation of any of the provisions hereof.

         10.4 COUNTERPARTS. This Agreement may be executed in several counterparts and all such executed counterparts shall constitute a single agreement, binding on all of the parties hereto, their successors and their assigns, notwithstanding that all of the parties hereto are not signatories to the original or to the same counterpart. Each counterpart signature page so executed may be attached to a master counterpart of this Agreement to be kept by the Manager at the principal office of the Company and such master counterpart as well as any and all other counterparts executed by any of the parties hereto shall constitute a single agreement.

         10.5 SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be invalid or unenforceable in any jurisdiction, the validity and enforceability of all remaining provisions contained herein shall not in any way be affected or impaired thereby; and the Agreement shall be considered amended to the smallest degree possible in order to make the Agreement effective under the Act and to produce as near as may be possible the economic result intended by the Members. In the event the Act is subsequently amended or interpreted in such a way as to make valid any provision of the Agreement that was formerly invalid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

         10.6 GOVERNING LAW. This Agreement, including its existence, validity, construction and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to principles of conflicts of laws) to the extent not preempted by applicable Federal law.

         10.7 CONSENTS. Any consent or approval to any act or matter required under this Agreement shall be in writing and shall apply only with respect to the particular act or matter to which such consent or approval is given, and shall not relieve any Member from the obligation to obtain the consent or approval, as applicable, wherever required under this Agreement to any other act or matter.

         10.8 POWER OF ATTORNEY. Each Member, by its execution hereof, hereby irrevocably makes, constitutes and appoints the Manager as its true and lawful agent and attorney-in-fact, with full power of substitution and full power and authority in its name, place and stead to make, execute, sign, acknowledge, swear to, record and register (i) any amendment to this Agreement which has been adopted by the Manager as provided in Section 3.11(e); (ii) all certificates and other instruments deemed advisable by the Manager to carry out the provisions off this Agreement and applicable law or to permit the Company to become or to continue as a limited liability company in each jurisdiction where the Company may be doing business; (iii) all instruments that the Manager deems appropriate to reflect a change or modification of this Agreement in accordance with this Agreement; (iv) all conveyances and other instruments or papers deemed advisable by the Manager, including, without limitation, those to effect the dissolution and termination of the Company; and (v) all other instruments or papers which may be required or permitted by law to be filed on behalf of the Company.

         The foregoing power of attorney (i) is coupled with an interest, shall be irrevocable and shall survive the bankruptcy of each Member; and (ii) may be exercised by the Manager either by signing separately as attorney-in-fact for each Member or, after listing all of the Members executing an instrument, by a single signature of the Manager acting as attorney-in-fact for all of them.

         10.9 NO PARTNERSHIP FOR NON-TAX PURPOSES. The Members have formed the Company under the Act and expressly disclaim any intention to form a partnership for purposes other than tax purposes under the laws of any jurisdiction. The Members do not intend to be partners to one another or as to any third party for purposes other than tax purposes. To the extent any Member, by word or action, represents the contrary to another person, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of any such wrongful representation.

         10.10 ARBITRATION. Any dispute, controversy or claim arising out of or in connection with or relating to this Agreement or any breach or alleged breach hereof shall be submitted to, and determined and settled by, arbitration in San Diego, California, pursuant to the commercial arbitration rules of the American Arbitration Association then in effect, and judgment upon any such arbitration award rendered may be entered in any court of competent jurisdiction.

         10.11 AMENDMENT, WAIVER OR MODIFICATION. No amendment, waiver or modification to this Agreement shall be effective without the prior written consent of the Manager and the Members holding a majority of the Company Percentages of all Members.

         IN WITNESS WHEREOF, the Members have signed this Agreement as of the day and year first above written.




                                            ----------------------------------------------
                                            Name of Member


                                            ----------------------------------------------
                                            Authorized Officer of Member Signature


                                            ----------------------------------------------
                                            Name and Title of Member's Officer



                                            NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, A CALIFORNIA LIMITED PARTNERSHIP


                                            By:
                                                -------------------------------------------
                                                Nicholas-Applegate Capital Management Holdings,
                                                L.P., its General Partner


                                            By:
                                                -------------------------------------------
                                                Nicholas-Applegate Capital Management Holdings,
                                                Inc., its General Partner

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         1.    Financial Statements:

               Audited Financial Statements and Supplementary Information. (Included in Part A as Appendix B to the Prospectus).

         2.    Exhibits:

               a.       Certificate of Formation of Limited Liability Company.

               b. Form of First Amended and Restated Operating Agreement. (Included in Part A as Appendix C to the Prospectus)

               c.       Not Applicable.

               d. Form of First Amended and Restated Operating Agreement. (Included in Part A as Appendix C to the Prospectus)

               e.       Not Applicable.

               f.       Not Applicable.

               g.       (1)      Form of Investment Management Agreement between
                                 Nicholas-Applegate Institutional Investors
                                 Fund, LLC on behalf of Registrant, and
                                 Nicholas-Applegate Capital Management.

                        (2) Form of Expense Limitation Agreement between Nicholas-Applegate Institutional Investors
                                 Fund, LLC, on behalf of the Registrant, and Nicholas-Applegate Capital Management.

               h. Form of Private Placement Agreement between Nicholas-Applegate Institutional Investors Fund, LLC, on behalf of the Registrant, and Nicholas-Applegate Securities.

               i.       Not Applicable.

               j.       (1)      Custodian Agreement between Nicholas-Applegate
                                 Institutional Funds and Brown Brothers Harriman
                                 & Co. -- filed as Exhibit (1)(g) to the
                                 Nicholas-Applegate Institutional Funds'
                                 Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                        (2) Form of Letter Agreement among Registrant, Nicholas-Applegate Institutional Funds and Brown Brothers Harriman & Co. regarding Custodian Agreement.

                        (3) Foreign Custody Manager Delegation Agreement between Nicholas-Applegate Institutional
                                 Funds and Brown Brothers Harriman & Co. -- filed as Exhibit (3)(g) to the Nicholas-Applegate Institutional Funds' Form N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                        (4) Form of Letter Agreement among Registrant, Nicholas-Applegate Institutional Funds and Brown Brothers Harriman & Co. regarding Foreign Custody Manager Delegation Agreement.

               k.       (1)      Administration and Fund Accounting Agency
                                 Agreement between Nicholas-Applegate
                                 Institutional Funds and Brown Brothers Harriman
                                 & Co. -- filed as Exhibit (1)(h) to the
                                 Nicholas-Applegate Institutional Funds' Form
                                 N-1A Registration Statement on May 6, 1999 and incorporated herein by reference.

                        (2) Form of Letter Agreement among Registrant, Nicholas-Applegate Institutional Funds and Brown Brothers Harriman & Co. regarding Administration and Fund Accounting Agency Agreement.

               l.       Not Applicable.

               m.       Not Applicable.

               n.       Consent of Independent Accountants.

               o.       Not Applicable.

               p.       Form of Subscription Agreement.

               q.       Not Applicable.

               r. Codes of Ethics applicable to the Registrant, Nicholas-Applegate Capital Management and
                        Nicholas-Applegate Securities, Inc.

Item 25. Marketing Arrangements:

                  Not Applicable.

Item 26. Other Expenses of Issuance and Distribution:

                  Not Applicable.

Item 27. Persons Controlled by or Under Common Control with Registrant:

                  Not Applicable.

Item 28. Number of Holders of Securities

                  As of June 1, 2000:

                        Title of Class                  Number of Record Holders
                        --------------                  ------------------------
                        Membership Interests                    3

Item 29. Indemnification

                  (a) To the maximum permitted by applicable law, the Manager shall not be liable to the Company or the Members (i) for mistakes of judgment or for any action or omission suffered or taken by it, or for losses due to any such mistakes, action or inaction, except to the extent of its willful misfeasance, bad faith or gross negligence, or (ii) for the willful misfeasance, gross negligence, bad faith or other conduct of any independent contractor of the Company selected by the Manager, provided that such independent contractor was selected, engaged or retained and continued in good faith and in a manner reasonably believed to be in the best interests of the Company.

                  (b) Except as set forth in subparagraph (a) hereof to the maximum extent permitted by applicable law, the Company shall indemnify the Manager against and hold the Manager harmless from, all liabilities and claims (including reasonable attorneys' fees and expenses in defending against such liabilities and claims) arising from the performance of its duties in conformance with the terms of this Agreement.

                  (c) The Manager may consult with legal counsel or accountants selected by the Manager and, to the maximum extent permitted by applicable law, any action or omission suffered or taken in good faith in reliance on, and in accordance with, the written opinion or advice of any such counsel or accountants (provided such counsel or accountants have been selected with reasonable care), shall constitute full protection and justification with respect to the action or omission so suffered or taken.

                  (d) Except as set forth in subparagraph (a) hereof the Manager shall not be personally liable for the return of all or any part of a Member's capital contribution or payment of any amounts allocated to it or credited to its capital accounts.

                  (e) Subject to the provisions of subparagraph (b) hereof, the Company shall indemnify each Member for all costs, losses, liabilities and damages paid or accrued by such Member in connection with the business of the Company, to the fullest extent provided or allowed by law.

Item 30.          Business and Other Connections of Investment Manager:

                  For further information relating to the Manager's officers and key personnel, reference is made to Manager's Form ADV filed under the Investment Advisers Act of 1940 by Nicholas-Applegate Capital Management. See File No. 801-21442.

Item 31.          Location of Accounts and Records:

                  Nicholas-Applegate Capital Management
                  600 West Broadway
                  San Diego, CA  92101

                  Brown Brothers Harriman & Co.
                  40 Water Street
                  Boston, MA  02109

Item 32.          Management Services:

                  Not Applicable.

Item 33.          Undertakings:

                  Not Applicable.

SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, its duly authorized representative, in the City of San Diego, State of California, on the 29th day of June, 2000.


                            NICHOLAS-APPLEGATE EMERGING COUNTRIES SERIES

                            By: /s/ Charles H. Field, Jr.


                            Name: Charles H. Field, Jr.


                            Title: Assistant Secretary
                                   NICHOLAS-APPLEGATE INSTITUTIONAL
                                   INVESTORS FUND, LLC

                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION

2.    a.      Certificate of Formation of Limited Liability Company.
      g. (1)  Form of Investment Management Agreement
         (2)  Form of Expense Limitation Agreement
      h.      Form of Private Placement Agreement
      j. (2)  Form of Letter Agreement regarding Custodian Agreement
         (4)  Form of Letter Agreement regarding Foreign Custody
              Manager Delegation Agreement
      k. (2)  Form of Letter Agreement Regarding Administration and Fund
              Accounting Agency Agreement
      n.      Consent of Independent Accountants
      p.      Form of Subscription Agreement
      r.      Code of Ethics for Registrant, Nicholas-Applegate Capital
              Management and Nicholas-Applegate Securities.